UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-2865

Columbia Funds Trust IV
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

Vincent Pietropaolo, Esq. Columbia Management Group, Inc. One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-772-3698

Date of fiscal year end:	November 30, 2005

Date of reporting period:	November 30, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Tax-Exempt Insured Fund

Annual Report
November 30, 2005

PRESIDENT'S MESSAGE

Columbia Tax-Exempt Insured Fund

Table of Contents

Performance Information	1

Fund Profile	2

Understanding Your Expenses	3

Economic Update	4

Portfolio Manager's Report	5

Investment Portfolio	7

Statement of Assets and Liabilities	15

Statement of Operations	16

Statement of Changes in Net Assets	17

Notes to Financial Statements	18

Financial Highlights	24

Report of Independent Registered Public Accounting Firm	27

Unaudited Information	28

Trustees	29

Officers	31

Board Consideration and Approval of Investment Advisory Agreements	32

Summary of Management Fee Evaluation by Independent Fee Consultant	35

Columbia Funds	39

Important Information About This Report	41

The views expressed in the President's Message and Portfolio Manager's Report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Dear Shareholder:

Columbia Management, the asset management division of Bank of America, is in the final stages of a significant business integration effort. Over the last year, we have integrated various components of Nations Funds, Galaxy Funds and Columbia Funds, resulting in a single fund family under the Columbia name that covers a wide range of markets, sectors and asset classes. Our team of talented, seasoned investment professionals will continue to strive to achieve strong results within their investment categories. Our objective is not only to provide our shareholders with the best products, but also to enhance the breadth and availability of our services. In addition to expanding the level of services available to the funds, portfolio managers and shareholders, we have been able to achieve significant cost savings for the funds by aggregating our business.

In September, we made major inroads in the initiative to streamline our product offerings. This included merging several funds and renaming Nations Funds as Columbia Funds, as well as consolidating the Nations and Columbia web sites. Over the summer, we completed the service provider consolidation for shareholder servicing. As we work to complete the remaining product and service provider consolidations by the end of 2005, we remain committed to building a mutual fund business that helps you meet, and hopefully exceed, your personal financial goals.We value the confidence you have placed in us to assist you in managing your funds during these changing times. As with all businesses within Bank of America, we understand that your trust must be continually earned and will remain focused on producing results for you. We will continue to strive for the highest standards of performance and service excellence.

All of these efforts have been undertaken to enable you, as a shareholder, to benefit from the execution of a consolidated business plan.We believe a more streamlined fund family with consistent performance and lower fees will provide the best opportunity for investment growth. We also believe that providing more robust services to you through multiple channels (Web, phones, voice response) will be beneficial to you.

In the pages that follow, you'll find a discussion of the economic environment during the period followed by a detailed report from the fund manager on key factors that influenced performance. We encourage you to read the manager report carefully and discuss any questions you have with your financial advisor. As always, we thank you for choosing Columbia Management. We look forward to helping you keep your financial goals on target in the years to come.

Sincerely,

Christopher L. Wilson
President, Columbia Funds
Head of Mutual Funds, Columbia Management

Christopher L. Wilson is Head of Mutual Funds for Columbia Management and responsible for the day-to-day delivery of mutual fund services to the firm's investors. Working closely with the legal and compliance teams, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. As President and CEO of Columbia Funds (formerly Nations, Galaxy and Columbia Funds), Chris serves as the primary interface to the Fund Boards. Chris joined Bank of America in 2004.

Not FDIC
Insured

May Lose Value

No Bank Guarantee

PERFORMANCE INFORMATION

Columbia Tax-Exempt Insured Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment
12/01/95 – 11/30/05 ($)

sales charge:	without	with
Class A	16,558	15,771
Class B	15,366	15,366
Class C	15,753	15,753

Growth of a $10,000 investment 12/01/95 – 11/30/05

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Tax-Exempt Insured Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax exempt bonds with a maturity of at least one year. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Average annual total return as of 11/30/05 (%)

Share class	A		B		C
Inception	11/20/85		05/05/92		08/01/97
Sales charge	without	with	without	with	without	with
1-year	2.70	-2.17	1.94	-2.94	2.25	1.27
5-year	5.43	4.41	4.65	4.31	4.96	4.96
10-year	5.17	4.66	4.39	4.39	4.65	4.65

Average annual total return as of 09/30/05 (%)

Share class	A		B		C
Sales charge	without	with	without	with	without	with
1-year	2.58	-2.29	1.82	-3.06	2.12	1.15
5-year	6.09	5.06	5.30	4.98	5.62	5.62
10-year	5.68	5.17	4.90	4.90	5.15	5.15

The "with sales charge" returns include the maximum initial sales charge of 4.75% for class A shares, maximum contingent deferred sales charge of 5.00% for class B shares and 1.00% for class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class C is a newer class of shares. Its performance information includes returns of the fund's class B shares for periods prior to the inception of class C shares. Class B shares would have substantially similar annual returns because class B and class C shares generally have similar expense structures. Class A shares were initially offered on November 20, 1985, class B shares were initially offered on May 5, 1992, and class C shares were initially offered on August 1, 1997.

FUND PROFILE

Columbia Tax-Exempt Insured Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

■  For the 12-month period ended November 30, 2005, the fund's class A shares returned 2.70% without sales charge.

■  The fund had more exposure to intermediate-term bonds and less exposure to long-term bonds than its benchmark. This positioning detracted from performance, because long-term bonds led the market during the period.

■  We believe the fund's intermediate-term emphasis also accounted for its slight shortfall against its peer group average, the Lipper Insured Municipal Debt Funds Category.

Class A shares	Lehman Brothers Municipal Bond Index
2.70%	3.88%

The Lehman Brothers Municipal Bond Index is an unmanaged index considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year. It is unmanaged and unavailable for investment.

Objective

Seeks as high a level of after-tax total return as is consistent with prudent risk by pursuing current income exempt from federal income tax and opportunities for long-term appreciation.

Total Net Assets

$138.9 million

Management Style

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

Top 5 sectors as of 11/30/05 (%)

Local general obligations	22.1
Joint power authority	12.7
State appropriated	10.0
Refunded/escrowed	9.4
Special non-property tax	9.1

Quality breakdown as of 11/30/05 (%)

AAA	95.1
AA	2.8
Non-rated	0.9
Cash equivalents	1.2

Maturity breakdown as of 11/30/05 (%)

1-3 years	0.1
3-5 years	4.1
5-7 years	11.9
7-10 years	28.0
10-15 years	38.1
15-20 years	15.6
20-25 years	1.0
Cash equivalents	1.2

Sector weightings are calculated as a percentage of net assets.

Quality and maturity breakdowns are calculated as a percentage of total investments. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd.

Management Style is determined by Columbia Management and is based on the investment strategy and process as outlined in the fund's prospectus.

UNDERSTANDING YOUR EXPENSES

Columbia Tax-Exempt Insured Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

06/01/05 – 11/30/05

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	989.72	1,020.76	4.29	4.36	0.86
Class B	1,000.00	1,000.00	986.01	1,017.00	8.02	8.14	1.61
Class C	1,000.00	1,000.00	987.52	1,018.50	6.53	6.63	1.31

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the transfer agent and distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

ECONOMIC UPDATE

Columbia Tax-Exempt Insured Fund

Summary
For the 12-month period
ended November 30, 2005

■  Investment-grade bonds chalked up modest gains as measured by the Lehman Brothers Aggregate Bond Index. Municipal bonds led the fixed income markets, as measured by the Lehman Brothers Municipal Bond Index.

Lehman Aggregate Index	Lehman Municipal Index
2.40%	3.88%

■  Despite bouts of volatility, the broad stock market generated a solid return for the period. The S&P 500 Index returned 8.44%. As the economy expanded, mid-cap stocks were the market's strongest performers, as measured by the Russell Midcap Index.

S&P 500 Index	Russell Index
8.44%	16.25%

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated non-convertible investment grade debt issues.

The Lehman Brothers Municipal Bond Index is an unmanaged index considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year.

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks.

The Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization.

Despite two catastrophic hurricanes, record energy prices and rising interest rates, the US economy moved ahead at a healthy pace during the 12-month period that began December 1, 2004 and ended November 30, 2005. Gross domestic product expanded at an annualized rate of 3.7% as overall job growth helped buoy consumer spending and rising profits boosted business spending. Employment data was solid, even in light of Hurricanes Katrina and Rita. The economy added an average of 166,000 new jobs each month over the 12-month period, despite only modest gains in September as a result of the Gulf Coast floods.

Higher energy prices weighed on economic growth, as the price of crude oil soared to a record high of approximately $70 a barrel in September. Yet, they failed to make a serious dent in the economy's momentum. Consumer confidence declined sharply in September and October in reaction to higher energy prices and also to fears that the late summer hurricanes would severely hurt the labor market. However, confidence rebounded in November when it was clear that the labor markets had managed to absorb the economic impact of the storms and when energy prices declined. In fact, consumers managed to weather these economic disruptions without losing their enthusiasm for spending. The Federal Reserve reported that consumer spending increased at an annualized rate of 4.2% in the third quarter—higher than originally estimated.

Bonds delivered modest gains

The US bond market delivered positive but modest returns as short-term interest rates rose steadily and long-term rates edged higher in the final months of the period. The yield on the 10-year US Treasury note, a bellwether for the bond market, ended the period at 4.5%—just slightly higher than where it was at the beginning of this reporting period.

In this environment, the Lehman Brothers Aggregate Bond Index returned 2.40% for the 12-month period. High-yield bonds continued to perform well despite a setback in the spring, when GM and Ford bonds were downgraded. However, municipal bonds led the domestic fixed income markets. The Lehman Brothers Municipal Bond Index returned 3.88%.

Short-term interest rates moved higher

The Federal Reserve Board (the Fed) raised the federal funds rate, a key short-term rate, from 2.0% to 4.0% in eight quarter-point steps during the 12-month period.1 In the wake of Hurricanes Katrina and Rita, some market observers speculated that the Fed might curtail its rate hikes. However, Fed chairman Greenspan indicated that inflation was a greater concern than the sustainability of economic growth and we believe that the Fed is likely to continue to raise short-term interest rates into the first half of 2006 under incoming chairman Ben Bernanke,

Despite volatility, stocks moved ahead

The S&P 500 Index—a broad measure of large company stock market performance—returned 8.44% for this reporting period. The gain masked considerable volatility, which led stocks on a roller coaster ride in response to national and economic events. Early in the period, a decisive presidential election buoyed the stock market. Later in the period, the economy's resilience gave stocks reasons to rally again. These rallies, however, alternated with declines linked to higher energy prices and interest rates, weakening consumer confidence and dire economic predictions. Mid-cap stocks outperformed large- and small-cap stocks by a significant margin. There were only slight differences in performance between value and growth stocks across all major market capitalization categories. Score that as a victory for growth stocks, which have lagged value for several years.

1  The federal funds rate was increased to 4.25% on December 13, 2005.

PORTFOLIO MANAGER'S REPORT

Columbia Tax-Exempt Insured Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share
as of 11/30/05 ($)

Class A	8.40
Class B	8.40
Class C	8.40

Distributions declared per share
12/01/04 – 11/30/05 ($)

Class A	0.44
Class B	0.38
Class C	0.40

Distributions include $0.11 per share of taxable realized gains. A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount from their original issue. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed. Distributions are from net investment income and capital gains.

SEC yields as of 11/30/05 (%)

Class A	3.27
Class B	2.69
Class C	2.99

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

Taxable-equivalent SEC yields
as of 11/30/05 (%)

Class A	5.03
Class B	4.14
Class C	4.60

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate and applicable state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

For the 12-month period ended November 30, 2005, Columbia Tax-Exempt Insured Fund class A shares returned 2.70% without sales charge. The fund's benchmark, the Lehman Brothers Municipal Bond Index, returned 3.88% for the period. The average return of the fund's peer group, the Lipper Insured Municipal Debt Funds Category, was 2.94%.2 Expenses generally accounted for the performance difference between the fund and the index. Unlike the index, the fund incurs management fees and other expenses. The fund's emphasis on intermediate-term issues and less exposure to long-term issues, which were the period's best performers, held back results relative to the peer group.

Strong economic growth, inflation fears drove interest rates higher

We expected the pace of economic growth to slow and the Fed to curtail its campaign of rate increases. As a result, we maintained the fund's holdings in the 5- to 15- year maturity range, where we thought yields would fall—and prices would rise—in response to less vigorous economic data. That stance was rewarded during the first half of the period. But in the second half, the economy motored ahead even stronger; and the Fed, fearing accelerated inflation, continued to raise short-term interest rates. Rising short-term rates weighed on bonds in the intermediate maturity range and held back the fund's relative return.

The fund's zero-coupon bond holdings also hurt performance. These bonds, which make no periodic interest payments but instead are sold at a deep discount, are highly sensitive to changing interest rates. During the first half of the period, the fund's zero-coupon bonds aided performance. However, as interest rates rose across intermediate maturities in the second half of the period, the prices of zero-coupon bonds fell.

Finally, an emphasis on bonds with good call protection did not afford the fund much benefit during the period. Call-protection tends to be more valuable during periods of falling rates, when issuers might retire older, higher coupon securities and refinance at lower rates. Rising rates diluted the appeal of call-protected holdings with intermediate maturities over this period.

Rate hikes may slow the economy, boost bonds

We believe that the current economic expansion, now in its fourth year, may be reaching a point of maturity in its vigor. As a result, we continue to believe that the pace of economic growth is likely to slow and that the trend to higher interest rates may soon reverse course. We also expect core inflation, which excludes food and energy costs, to remain modest or to decline slightly. In fact, bond investors should view the recent string of

2  Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Columbia Tax-Exempt Insured Fund

interest rates hikes favorably because higher rates tend to keep inflation in check. Cooling inflation and slowing growth may, in turn, cause yields to fall and prices to rise on bonds in the intermediate maturity range that is the fund's current area of focus. Nevertheless, we are monitoring data closely for any signs of economic acceleration or higher levels of inflation, both factors that might cause us to rethink this strategy.

Gary Swayze has managed the Columbia Tax-Exempt Insured Fund since September 1997 and has been with the advisor or its predecessors or affiliate organizations since September 1997.

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa. Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

While insurance reduces credit risk, it does not protect against fluctuations in the value of the fund's shares caused by interest rate changes or other factors. Insurance premiums also reduce the fund's yield.

Cooling inflation and slowing growth may, in turn, cause yields to fall and prices to rise on bonds in the intermediate maturity range that is the fund's current area of focus.

INVESTMENT PORTFOLIO

November 30, 2005  Columbia Tax-Exempt Insured Fund

Municipal Bonds – 97.6%

EDUCATION – 5.1%

Education – 5.1%		Par ($)	Value ($)
MA Health & Educational Facilities Authority	Harvard University, Series 1991 N,
	6.250% 04/01/20	2,000,000	2,442,960
NY Dormitory Authority Revenues	Upstate Community Colleges, Series 2005 B,
	Insured: FGIC
	5.500% 07/01/23	2,000,000	2,277,920
UT Weber State University Revenue	Series 2005,
	4.250% 04/01/29	1,000,000	913,400
WV State University	Series 2000 A,
	Insured: AMBAC
	(a) 04/01/17	2,480,000	1,494,994
		Education Total	7,129,274
		EDUCATION TOTAL	7,129,274
HEALTH CARE – 3.9%
Hospitals – 3.9%
TN Knox County Health, Educational & Housing Facilities	Series 1993 C,
	Insured: MBIA
	5.250% 01/01/15	5,000,000	5,385,150
WI Health & Educational Facilities Authority	Waukesha Memorial Hospital, Series 1990 B,
	Insured: AMBAC
	7.250% 08/15/19	20,000	20,058
		Hospitals Total	5,405,208
		HEALTH CARE TOTAL	5,405,208
HOUSING – 0.5%
Single-Family – 0.5%
LA Jefferson Parish Home Mortgage Authority	Series 1999 B-1, AMT,
	Insured: GNMA
	6.750% 06/01/30	490,000	501,446
MA Housing Finance Agency	Series 1992, AMT,
	Insured: AMBAC
	7.125% 06/01/25	250,000	250,258
		Single-Family Total	751,704
		HOUSING TOTAL	751,704
OTHER – 11.0%
Pool/Bond Bank– 1.6%
MI Municipal Bond Authority	Local Government Loan Program,
	Series 1991 C,
	Insured: FSA
	(a) 06/15/15	3,380,000	2,231,544
		Pool/Bond Bank Total	2,231,544

See Accompanying Notes to Financial Statements.

November 30, 2005  Columbia Tax-Exempt Insured Fund

Municipal Bonds – (continued)

OTHER – (continued)

Refunded/Escrowed (b) – 9.4%		Par ($)	Value ($)
CO Highlands Ranch Metropolitan District No. 2	Series 1996,
	Escrowed to Maturity,
	6.500% 06/15/12	530,000	614,646
FL Tampa Bay Water Utility Systems	Series 1999,
	Pre-refunded 10/01/11,
	Insured: FGIC
	8.285% 10/01/29(c)(d)	1,000,000	1,222,750
GA Fulton County Water & Sewer	Series 1992,
	Escrowed to Maturity,
	Insured: FGIC
	6.375% 01/01/14	5,810,000	6,638,681
GA Municipal Electric Authority	Series 1998 Y:
	Escrowed to Maturity,
	Insured: AMBAC
	6.400% 01/01/13	55,000	62,407
	Pre-refunded 01/01/11,
	Insured: AMBAC
	6.400% 01/01/13	10,000	11,295
PA Pottstown Borough Authority	Sewer Revenue, Series 1991 7-B,
	Escrowed to Maturity,
	Insured: FGIC
	(a) 11/01/16	1,000,000	622,600
SC Piedmont Municipal Power Agency	Series 1991 A,
	Escrowed to Maturity,
	Insured: FGIC
	6.125% 01/01/07	75,000	77,288
TX Houston Water & Sewer System	Series 1998 A,
	Escrowed to Maturity,
	Insured: FSA
	(a) 12/01/19	1,800,000	948,240
TX Municipal Power Agency	Series 1989:
	Escrowed to Maturity,
	Insured: AMBAC
	(a) 09/01/10	350,000	292,075
	(a) 09/01/11	560,000	446,331
	(a) 09/01/12	205,000	156,034
	Insured: MBIA
	(a) 09/01/15	185,000	121,741
WA Public Power Supply System	Nuclear Project No. 2, Series 1992 A,
	Escrowed to Maturity,
	Insured: MBIA
	(a) 07/01/11	2,315,000	1,857,556
		Refunded/Escrowed Total	13,071,644
		OTHER TOTAL	15,303,188

See Accompanying Notes to Financial Statements.

November 30, 2005  Columbia Tax-Exempt Insured Fund

Municipal Bonds – (continued)

TAX-BACKED – 48.6%

Local Appropriated – 3.7%		Par ($)	Value ($)
IL Chicago Board Education	GO Lease Certificates, Series 1992 A,
	Insured: MBIA
	6.250% 01/01/15	4,500,000	5,123,655
		Local Appropriated Total	5,123,655
Local General Obligations – 22.1%
AZ Tucson	Series 1984 G,
	Insured: FGIC
	7.625% 07/01/14	3,140,000	3,973,199
CA Alvord Unified School District	Series 2002 A,
	Insured: MBIA
	5.900% 02/01/19	1,975,000	2,314,917
CA Fresno Unified School District	Series 2002 A,
	Insured: MBIA
	6.000% 02/01/19	1,000,000	1,181,710
CA San Ysidro School District	Series 2005 D,
	Insured: FGIC
	(a) 08/01/23	2,330,000	999,127
CO El Paso County School District No. 11	Series 1996,
	7.100% 12/01/18	3,000,000	3,835,560
CO Highlands Ranch Metropolitan District No. 2	Series 1996,
	Insured: FSA
	6.500% 06/15/12	470,000	545,036
IL Chicago Public Building Commission	Series 1999 B,
	Insured: FGIC
	5.250% 12/01/18	1,000,000	1,103,320
IL Chicago	City Colleges, Series 1999,
	Insured: FGIC
	(a) 01/01/14	2,000,000	1,418,960
IL Development Finance Authority Elgin School District No. U46,	Series 2001,
	Insured: FSA
	(a) 01/01/13	2,500,000	1,864,775
IL Will County School District No. 114	Series 2005 C,
	Insured: FGIC
	(a) 12/01/23	2,130,000	884,781
KS Wyandotte County Unified School District No. 500	Series 2005,
	Insured: FSA
	5.250% 09/01/20	1,000,000	1,113,360
NH Manchester School Facilities	Series 2004,
	Insured: MBIA
	5.500% 06/01/22	2,000,000	2,294,380

See Accompanying Notes to Financial Statements.

November 30, 2005  Columbia Tax-Exempt Insured Fund

Municipal Bonds – (continued)

TAX-BACKED – (continued)

Local General Obligations – (continued)		Par ($)	Value ($)
OH Garfield Heights School District	Series 2001,
	Insured: MBIA
	5.375% 12/15/16	1,740,000	1,948,539
OR Clackamas County School District No. 108	Estacada, Series 2005,
	Insured: FSA
	5.500% 06/15/24	1,130,000	1,298,890
TN Lincoln County	Series 2001,
	Insured: FGIC
	5.250% 04/01/16	1,470,000	1,621,616
TX Galveston County	Series 2001,
	Insured: FGIC
	(a) 02/01/20	1,510,000	779,205
WA Clark County School District No. 37	Series 2001 B,
	Insured: FGIC
	(a) 12/01/16	3,000,000	1,826,130
WA King County School District Issaquah No. 411	Series 2001,
	Insured: FSA
	5.625% 06/01/15	1,500,000	1,686,450
		Local General Obligations Total	30,689,955
Special Non-Property Tax – 9.1%
IL Metropolitan Pier & Exposition Authority	McCormick Place Expansion Project, Series 1993 A,
	Insured: FGIC
	(a) 06/15/16	3,750,000	2,350,912
MI State	Series 2005,
	Insured: FSA
	5.500% 11/01/20	2,000,000	2,283,600
PR Commonwealth of Puerto Rico Highway & Transportation Authority	Series 1996 Y,
	Insured: MBIA
	6.250% 07/01/12	3,000,000	3,449,070
TX Houston Hotel Occupancy Tax & Special Revenue	Series 2001 B,
	Insured: AMBAC
	(a) 09/01/17	2,000,000	1,178,260
WA Central Puget Sound Regional Transportation Authority	Series 1998,
	Insured: FGIC
	5.250% 02/01/21	3,000,000	3,304,410
		Special Non-Property Tax Total	12,566,252

See Accompanying Notes to Financial Statements.

November 30, 2005  Columbia Tax-Exempt Insured Fund

Municipal Bonds – (continued)

TAX-BACKED – (continued)

State Appropriated – 10.0%		Par ($)	Value ($)
IN Office Building Commission	Women's Prison, Series 1995 B,
	Insured: AMBAC
	6.250% 07/01/16	8,000,000	9,348,720
MI State	525 Redevco, Inc., Series 2000,
	Insured: AMBAC
	(a) 06/01/21	1,000,000	494,830
NJ Economic Development Authority	School Facilities Construction, Series 2005 K,
	Insured: FGIC
	5.250% 12/15/21	2,000,000	2,225,900
NJ Transportation Trust Fund Authority	Series 2001 C,
	Insured: FSA
	5.500% 12/15/15	1,685,000	1,880,645
		State Appropriated Total	13,950,095
State General Obligations – 3.7%
CA State	Series 2002,
	Insured: AMBAC
	6.000% 04/01/17	2,500,000	2,929,550
NJ State	Series 2005 L,
	Insured: AMBAC
	5.250% 07/15/19	2,000,000	2,224,900
		State General Obligations Total	5,154,450
		TAX-BACKED TOTAL	67,484,407
TRANSPORTATION – 8.1%
Toll Facilities – 2.4%
NJ Turnpike Authority	Series 2004 C-2,
	Insured: AMBAC
	5.500% 01/01/25	2,500,000	2,877,175
NY Triborough Bridge & Tunnel Authority	Series 2002,
	Insured: MBIA
	5.500% 11/15/20	375,000	428,734
		Toll Facilities Total	3,305,909
Transportation – 5.7%
AZ Mesa Street & Highway Revenue	Series 2005,
	Insured: FSA
	5.000% 07/01/23	1,000,000	1,088,300
IL Regional Transportation Authority	Series 1994 C,
	Insured: FGIC
	7.750% 06/01/20	5,000,000	6,820,900
		Transportation Total	7,909,200
		TRANSPORTATION TOTAL	11,215,109

See Accompanying Notes to Financial Statements.

November 30, 2005  Columbia Tax-Exempt Insured Fund

Municipal Bonds – (continued)

UTILITIES – 20.4%

Joint Power Authority – 12.7%		Par ($)	Value ($)
TX Municipal Power Agency	Series 1989:
	Insured: AMBAC
	(a) 09/01/10	4,650,000	3,880,425
	(a) 09/01/11	7,340,000	5,866,642
	(a) 09/01/12	2,795,000	2,129,650
	Series 1993,
	Insured: MBIA
	(a) 09/01/15	8,790,000	5,726,158
		Joint Power Authority Total	17,602,875
Municipal Electric – 1.8%
AK Anchorage Electric Utilities Revenue Refunding	Senior Lien, Series 1993,
	Insured: MBIA
	8.000% 12/01/09	1,000,000	1,161,570
GA Municipal Electric Authority	Series 1998 Y,
	Insured: AMBAC
	6.400% 01/01/13	935,000	1,065,348
SD Heartland Consumers Power District	Electric Revenue,
	Insured: FSA
	6.000% 01/01/09	300,000	312,171
		Municipal Electric Total	2,539,089
Water & Sewer – 5.9%
FL Saint John's County Water & Sewer Authority	Saint Augustine Shores System:
	Series 1991 A,
	Insured: MBIA
	(a) 06/01/13	2,600,000	1,915,654
	Series 1999 A,
	Insured: MBIA
	(a) 06/01/14	1,500,000	1,048,785
GA Atlanta Water & Wastewater Revenue	Series 1993,
	Insured: FGIC
	5.500% 11/01/22	1,000,000	1,123,910
GA Fulton County Water & Sewer	Series 1992,
	Insured: FGIC
	6.375% 01/01/14	190,000	216,885
GA Milledgeville Water & Sewer	Series 1996,
	Insured: FSA
	6.000% 12/01/21	1,000,000	1,183,150
NJ Cape May County Municipal Utilities Sewer Authority	Series 2002 A,
	Insured: FSA
	5.750% 01/01/16	1,000,000	1,140,470

See Accompanying Notes to Financial Statements.

November 30, 2005  Columbia Tax-Exempt Insured Fund

Municipal Bonds – (continued)

UTILITIES – (continued)

Water & Sewer – (continued)		Par ($)	Value ($)
OH Cleveland Waterworks Revenue	Series 1993 G,
	Insured: MBIA
	5.500% 01/01/21	1,015,000	1,150,340
TX Houston Water & Sewer System	Series 1998 A,
	Insured: FSA
	(a) 12/01/19	700,000	366,093
		Water & Sewer Total	8,145,287
		UTILITIES TOTAL	28,287,251
	Total Municipal Bonds (cost of $121,116,457)		135,576,141

Short-Term Obligations – 1.2%

VARIABLE RATE DEMAND NOTES (e) – 1.2%
FL Orange County School Board Certificates of Participation	Series 2000 B,
	Insured: AMBAC
	2.600% 08/01/25	500,000	500,000
FL Pinellas County Health Facility Authority	Pooled Hospital Loan Program, Series 1985,
	Insured: AMBAC
	2.770% 12/01/15	200,000	200,000
MO Chesterfield Industrial Development Authority Educational Facilities	Gateway Academy, Series 2005 A,
	LOC: U.S. Bank N.A.
	2.700% 01/01/28	100,000	100,000
NY Jay Street Development Corp.	Chevron Corp., Series 1992,
	2.870% 05/01/22	200,000	200,000
WY Uinta County	Chevron Corp., Series 1992,
	2.600% 12/01/22	700,000	700,000
		VARIABLE RATE DEMAND NOTES TOTAL	1,700,000
	Total Short-Term Obligations (cost of $1,700,000)		1,700,000
	Total Investments – 98.8% (cost of $122,816,457) (f)		137,276,141
	Other Assets & Liabilities, Net – 1.2%		1,628,431
	Net Assets – 100.0%		138,904,572

See Accompanying Notes to Financial Statements.

November 30, 2005  Columbia Tax-Exempt Insured Fund

Notes to Investment Portfolio:

(a)  Zero coupon bond.

(b)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(c)  The interest rate shown on floating rate or variable rate securities reflects the rate as of November 30, 2005.

(d)  Denotes a restricted security, which is subject to registration with the SEC or is required to be exempted from such registration prior to resale. At November 30, 2005, the value of this security represents 0.9% of net assets.

Security	Acquisition Date	Acquisition Cost
FL Tampa Bay Water Utility System, Series 1999, 8.896% 10/01/23	09/29/99	$993,440

(e)  Variable rate demand note. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rate changes periodically and the interest rate shown reflect the rate as of November 30, 2005.

(f)  Cost for federal income tax purposes is $122,574,870.

At November 30, 2005, the Fund held investments in the following:

Holding by Revenue Source (Unaudited)	% of Net Assets
Tax Backed	48.6%
Utilities	20.4
Other	11.0
Transportation	8.1
Education	5.1
Health Care	3.9
Housing	0.5
Short-Term Obligations	1.2
Other Assets & Liabilities, Net	1.2
100.0%

Acronym	Name
AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

FGIC	Financial Guaranty Insurance Co.

FSA	Financial Security Assurance, Inc.

GNMA	Government National Mortgage Association

LOC	Letter of Credit

MBIA	MBIA Insurance Corp.

See Accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2005  Columbia Tax-Exempt Insured Fund

		($)
Assets	Investments, at cost	122,816,457
	Investments, at value	137,276,141
	Cash	12,547
	Receivable for:
	Fund shares sold	24,881
	Interest	1,995,343
	Deferred Trustees' compensation plan	14,055
	Other assets	1,811
	Total Assets	139,324,778
Liabilities	Payable for:
	Fund shares repurchased	132,192
	Distributions	169,461
	Investment advisory fee	20,622
	Transfer agent fee	6,190
	Pricing and bookkeeping fees	9,300
	Audit fee	28,686
	Custody fee	609
	Distribution and service fees	37,967
	Chief compliance officer expenses	1,124
	Deferred Trustees' fees	14,055
	Total Liabilities	420,206
	Net Assets	138,904,572
Composition of Net Assets	Paid-in capital	123,237,731
	Undistributed net investment income	508,997
	Accumulated net realized gain	698,160
	Net unrealized appreciation on investments	14,459,684
	Net Assets	138,904,572
Class A	Net assets	114,270,776
	Shares outstanding	13,596,255
	Net asset value per share	8.40	(a)
	Maximum offering price per share ($8.40/0.9525)	8.82	(b)
Class B	Net assets	15,639,395
	Shares outstanding	1,860,818
	Net asset value and offering price per share	8.40	(a)
Class C	Net assets	8,994,401
	Shares outstanding	1,070,181
	Net asset value and offering price per share	8.40	(a)

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the Year Ended November 30, 2005  Columbia Tax-Exempt Insured Fund

		($)
Investment Income	Interest	7,180,929
Expenses	Investment advisory fee	717,372
	Distribution fee:
	Class B	132,996
	Class C	75,576
	Service fee:
	Class A	241,945
	Class B	35,465
	Class C	20,173
	Transfer agent fee	94,463
	Pricing and bookkeeping fees	59,803
	Trustees' fees	8,980
	Custody fee	9,069
	Chief compliance officer expenses (See Note 4)	4,974
	Non-recurring costs (See Note 7)	3,086
	Other expenses	124,203
	Total Expenses	1,528,105
	Fees and expenses waived or reimbursed by Transfer Agent	(6,502)
	Fees waived by Distributor – Class C	(30,188)
	Non-recurring costs assumed by Investment Advisor (See Note 7)	(3,086)
	Custody earnings credit	(1,762)
	Net Expenses	1,486,567
	Net Investment Income	5,694,362
Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts	Net realized gain (loss) on:
	Investments	2,399,496
	Futures contracts	71,469
	Net realized gain	2,470,965
	Net change in unrealized appreciation (depreciation) on:
	Investments	(4,079,997)
	Futures contracts	9,885
	Net change in unrealized appreciation (depreciation)	(4,070,112)
	Net Loss	(1,599,147)
	Net Increase in Net Assets from Operations	4,095,215

See Accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

November 30, 2005  Columbia Tax-Exempt Insured Fund

		Year Ended November 30,
Increase (Decrease) in Net Assets:		2005 ($)	2004 ($)
Operations	Net investment income	5,694,362	6,208,425
	Net realized gain on investments and futures contracts	2,470,965	1,565,470
	Net change in unrealized appreciation (depreciation) on investments and futures contracts	(4,070,112)	(4,134,387)
	Net Increase from Operations	4,095,215	3,639,508
Distributions Declared to Shareholders	From net investment income:
	Class A	(4,744,613)	(4,901,557)
	Class B	(562,344)	(651,708)
	Class C	(350,382)	(392,001)
	From net realized gains:
	Class A	(1,532,270)	(1,574,608)
	Class B	(235,367)	(286,756)
	Class C	(134,271)	(135,063)
	Total Distributions Declared to Shareholders	(7,559,247)	(7,941,693)
Share Transactions	Class A:
	Subscriptions	4,424,849	4,389,282
	Distributions reinvested	4,069,872	4,119,955
	Redemptions	(16,545,068)	(24,035,056)
	Net Decrease	(8,050,347)	(15,525,819)
	Class B:
	Subscriptions	447,774	829,841
	Distributions reinvested	517,165	617,625
	Redemptions	(4,708,394)	(7,393,716)
	Net Decrease	(3,743,455)	(5,946,250)
	Class C:
	Subscriptions	877,971	4,005,425
	Distributions reinvested	297,202	316,731
	Redemptions	(2,975,451)	(4,842,204)
	Net Decrease	(1,800,278)	(520,048)
	Net Decrease from Share Transactions	(13,594,080)	(21,992,117)
	Total Decrease in Net Assets	(17,058,112)	(26,294,302)
Net Assets	Beginning of period	155,962,684	182,256,986
	End of period (including undistributed net investment income of $508,997 and $472,133 respectively)	138,904,572	155,962,684
Changes in Shares	Class A:
	Subscriptions	517,695	504,570
	Issued for distributions reinvested	475,174	474,118
	Redemptions	(1,933,120)	(2,783,778)
	Net Decrease	(940,251)	(1,805,090)
	Class B:
	Subscriptions	52,130	94,968
	Issued for distributions reinvested	60,364	71,013
	Redemptions	(550,762)	(857,211)
	Net Decrease	(438,268)	(691,230)
	Class C:
	Subscriptions	102,132	457,974
	Issued for distributions reinvested	34,692	36,469
	Redemptions	(347,013)	(567,840)
	Net Decrease	(210,189)	(73,397)

See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

November 30, 2005  Columbia Tax-Exempt Insured Fund

Note 1. Organization

Columbia Tax-Exempt Insured Fund (the "Fund"), a series of Columbia Funds Trust IV (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goal

The Fund seeks as high a level of after-tax total return as is consistent with prudent risk by pursuing current income exempt from federal income tax and opportunities for long-term appreciation.

Fund Shares

The Fund may issue an unlimited number of shares and offers three classes of shares: Class A, Class B and Class C. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within twelve months on an original purchase of $1 million to $50 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase.

Note 2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Futures Contracts

The Fund may invest in municipal and U.S. Treasury futures contracts. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for

November 30, 2005  Columbia Tax-Exempt Insured Fund

duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, LLC of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resale.

Income Recognition

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Premium and discount are amortized and accreted, respectively, on all debt securities.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2005, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities and market discount

November 30, 2005  Columbia Tax-Exempt Insured Fund

reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

Net Investment Income	Undistributed Net Realized Gain	Accumulated Paid-In Capital
$(159)	$159	$—

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended November 30, 2005 and November 30, 2004 was as follows:

	November 30, 2005	November 30, 2004
Distributions paid from:
Tax-exempt income	$5,657,339	$5,857,591
Ordinary income	30,480	242,869
Long-term capital gains	1,871,428	1,841,233

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of November 30, 2005, the components of distributable earnings on a tax basis were as follows:

Tax-Exempt Income	Undistributed Long-Term Capital Gains	Undistributed Net Unrealized Appreciation*
$452,399	$2,154,454	$14,701,271

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at November 30, 2005, based on cost of investments for federal income tax purposes, was:

Unrealized appreciation	$14,930,493
Unrealized depreciation	(229,222)
Net unrealized appreciation	$14,701,271

Under current tax rules, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of November 30, 2005, post-October capital losses of $17,002 attributed to security transactions were deferred to December 1, 2005.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia Management Advisors, LLC ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services to the Fund. Prior to September 30, 2005, Columbia Management Advisors, Inc. was the investment advisor to the fund under the same fee structure. On September 30, 2005, Columbia Management Advisors, Inc. merged into Bank of America Capital Management, LLC. At that time, the investment advisor was then renamed Columbia Management Advisors, LLC. Columbia receives a monthly investment advisory fee based on the Fund's pro-rata portion of the combined average daily net assets of the Fund and Columbia Tax-Exempt Fund at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.55%
$500 million to $1 billion	0.50%
$1 billion to $1.5 billion	0.47%
$1.5 billion to $3 billion	0.44%
$3 billion to $6 billion	0.43%
Over $6 billion	0.42%

For the year ended November 30, 2005, the Fund's effective investment advisory fee rate was 0.48%.

Pricing and Bookkeeping Fees

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"). Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, the total fees payable under the pricing and bookkeeping agreement are paid to State Street.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month; provided that during any 12-month period, the aggregate fee shall not exceed $140,000.

Prior to November 1, 2005, Columbia received from the Fund an annual fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets

November 30, 2005  Columbia Tax-Exempt Insured Fund

exceeded $50 million, an additional monthly fee, calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

The Fund also reimburses Columbia and State Street for out-of pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. For the year ended November 30, 2005, the Fund's effective pricing and bookkeeping rate, inclusive of out-of-pocket expenses, was 0.040%.

Transfer Agent Fee

Columbia Management Services, Inc. (formerly Columbia Funds Services, Inc.) (the "Transfer Agent"), an affiliate of Columbia and a wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $15.23 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to third parties for services to those accounts. The Transfer Agent may also retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to November 1, 2005, the Transfer Agent received a fee, paid monthly at the annual rate of $34.00 per open account and was reimbursed for certain out-of-pocket expenses. For the period September 1, 2005 through October 31, 2005, the Transfer Agent voluntarily waived fees of $6,502 for the Fund.

For the year ended November 30, 2005, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket fees, was 0.060%.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and a wholly owned subsidiary of BOA, is the principal underwriter of the Fund. On August 22, 2005, Columbia Funds Distributor, Inc. was renamed Columbia Management Distributors, Inc. For the year ended November 30, 2005, the Distributor has retained net underwriting discounts of $10,139 on sales of the Fund's Class A shares and received net CDSC fees of $5, $55,281 and $35,978 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a Rule 12b-1 plan (the "Plan") which allows the payment of a monthly service fee to the Distributor equal to 0.20% annually of the average daily net assets attributable to Class A, Class B and Class C shares. The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.45% annually.

The CDSC and the distribution fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees

All officers of the Fund, with the exception of the Fund's Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any

November 30, 2005  Columbia Tax-Exempt Insured Fund

time. Obligations of the plan will be paid solely out of the Fund's assets.

Other

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended November 30, 2005, the Fund paid $1,655 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Note 5. Portfolio Information

For the year ended November 30, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $20,407,755 and $38,061,187 respectively.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations.

For the year ended November 30, 2005, the Fund did not borrow under this arrangement.

Note 7. Disclosure of Significant Risks and Contingencies

Industry Focus

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Concentration of Credit Risk

The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. Each of the Fund's insurers is rated Aaa by Moody's Investors Service, Inc. At November 30, 2005, private insurers who insured greater than 5% of the total investments of the Fund were as follows:

Insurer	% of Total Investments (Unaudited)
Financial Guaranty Insurance Corp.	28.8
Ambac Assurance Corp.	25.7
MBIA Insurance Corp.	25.6
Financial Security Assurance, Inc.	12.7

Geographic Concentration

The Fund has greater than 5% of its total investments at November 30, 2005 invested in debt obligations issued by the states of Texas, Illinois, Georgia, New Jersey, Indiana, Washington, California and Tennessee and their respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of the state's municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable

November 30, 2005  Columbia Tax-Exempt Insured Fund

supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Funds' independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the Funds or its shareholders cannot currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").

The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case. The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, the removal of the trustees of the Columbia Funds, removal of the Columbia Group, disgorgement of all management fees and monetary damages.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005.

For the year ended November 30, 2005, Columbia has assumed $3,086 of legal, consulting services and Trustees' Fees incurred by the fund in connection with these matters.

FINANCIAL HIGHLIGHTS

  Columbia Tax-Exempt Insured Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended November 30,
Class A Shares	2005		2004	2003		2002		2001
Net Asset Value, Beginning of Period	$8.61		$8.81	$8.56		$8.55		$8.24
Income from Investment Operations:
Net investment income (a)	0.34		0.33	0.34		0.35	(b)	0.37
Net realized and unrealized gain (loss) on investments and futures contracts	(0.11)		(0.12)	0.28		0.11	(b)	0.37
Total from Investment Operations	0.23		0.21	0.62		0.46		0.74
Less Distributions Declared to Shareholders:
From net investment income	(0.33)		(0.31)	(0.33)		(0.34)		(0.36)
From net realized gains	(0.11)		(0.10)	(0.04)		(0.11)		(0.07)
Total Distributions Declared to Shareholders	(0.44)		(0.41)	(0.37)		(0.45)		(0.43)
Net Asset Value, End of Period	$8.40		$8.61	$8.81		$8.56		$8.55
Total return (c)	2.70	%(d)	2.46%	7.39	%(d)	5.61%		9.15%
Ratios to Average Net Assets/Supplemental Data:
Expenses (e)	0.88%		0.98%	1.06%		1.06%		1.09%
Net investment income (e)	3.95%		3.79%	3.88%		4.10	%(b)	4.32%
Waiver/reimbursement	—	%(f)	—	0.02%		—		—
Portfolio turnover rate	14%		14%	5%		11%		9%
Net assets, end of period (000's)	$114,271		$125,147	$143,982		$147,826		$146,965

(a)  Per share data was calculated using average shares outstanding during the period.

(b)  Effective December 1, 2001, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended November 30, 2002 was to increase the ratio of net investment income to average net assets from 4.06% to 4.10%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the Investment Advisor and/or Transfer Agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody credits had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

  Columbia Tax-Exempt Insured Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended November 30,
Class B Shares	2005		2004	2003		2002		2001
Net Asset Value, Beginning of Period	$8.61		$8.81	$8.56		$8.55		$8.24
Income from Investment Operations:
Net investment income (a)	0.27		0.26	0.27		0.28	(b)	0.30
Net realized and unrealized gain (loss) on investments and futures contracts	(0.10)		(0.11)	0.28		0.12	(b)	0.38
Total from Investment Operations	0.17		0.15	0.55		0.40		0.68
Less Distributions Declared to Shareholders:
From net investment income	(0.27)		(0.25)	(0.26)		(0.28)		(0.30)
From net realized gains	(0.11)		(0.10)	(0.04)		(0.11)		(0.07)
Total Distributions Declared to Shareholders	(0.38)		(0.35)	(0.30)		(0.39)		(0.37)
Net Asset Value, End of Period	$8.40		$8.61	$8.81		$8.56		$8.55
Total return (c)	1.94	%(d)	1.69%	6.59	%(d)	4.83%		8.36%
Ratios to Average Net Assets/Supplemental Data:
Expenses (e)	1.63%		1.73%	1.81%		1.81%		1.84%
Net investment income (e)	3.20%		3.04%	3.13%		3.35	%(b)	3.57%
Waiver/reimbursement	—	%(f)	—	0.02%		—		—
Portfolio turnover rate	14%		14%	5%		11%		9%
Net assets, end of period (000's)	$15,639		$19,793	$26,347		$27,120		$23,954

(a)  Per share data was calculated using average shares outstanding during the period.

(b)  Effective December 1, 2001, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended November 30, 2002 was to increase the ratio of net investment income to average net assets from 3.31% to 3.35%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the Investment Advisor and/or Tranfer Agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody credits had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

  Columbia Tax-Exempt Insured Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended November 30,
Class C Shares	2005	2004	2003	2002		2001
Net Asset Value, Beginning of Period	$8.61	$8.81	$8.56	$8.55		$8.24
Income from Investment Operations:
Net investment income (a)	0.30	0.29	0.30	0.31	(b)	0.33
Net realized and unrealized gain (loss) on investments and futures contracts	(0.11)	(0.12)	0.28	0.11	(b)	0.37
Total from Investment Operations	0.19	0.17	0.58	0.42		0.70
Less Distributions Declared to Shareholders:
From net investment income	(0.29)	(0.27)	(0.29)	(0.30)		(0.32)
From net realized gains	(0.11)	(0.10)	(0.04)	(0.11)		(0.07)
Total Distributions Declared to Shareholders	(0.40)	(0.37)	(0.33)	(0.41)		(0.39)
Net Asset Value, End of Period	$8.40	$8.61	$8.81	$8.56		$8.55
Total return (c)(d)	2.25%	2.00%	6.91%	5.14%		8.67%
Ratios to Average Net Assets/Supplemental Data:
Expenses (e)	1.33%	1.43%	1.51%	1.51%		1.54%
Net investment income (e)	3.50%	3.34%	3.42%	3.65	%(b)	3.87%
Waiver/reimbursement	0.30%	0.30%	0.32%	0.30%		0.30%
Portfolio turnover rate	14%	14%	5%	11%		9%
Net assets, end of period (000's)	$8,994	$11,023	$11,928	$10,158		$6,364

(a)  Per share data was calculated using average shares outstanding during the period.

(b)  Effective December 1, 2001, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on all debt securities. The effect of this change for the year ended November 30, 2002 was to increase the ratio of net investment income to average net assets from 3.61% to 3.65%. The impact to the net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to November 30, 2002 have not been restated to reflect this change in presentation.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the Investment Advisor, Distributor and/or Tranfer Agent not waived a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody credits had an impact of less than 0.01%.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Columbia Tax-Exempt Insured Fund

To the Trustees of Columbia Funds Trust IV and the Shareholders of Columbia Tax-Exempt Insured Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Tax-Exempt Insured Fund (the "Fund") (a series of Columbia Funds Trust IV) at November 30, 2005 and the results of its operations, the changes in its net assets and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 24, 2006

UNAUDITED INFORMATION

Columbia Tax-Exempt Insured Fund

Federal Income Tax Information

For the fiscal year ended November 30, 2005, the Fund designated long-term capital gains of $2,156,267.

100.0% of the distributions from net investment income will be treated as exempt income for federal income tax purposes.

For the calender year ended December 31, 2005, 0.85% of distributions from net investment income is subject to the alternative minimum tax.

TRUSTEES

Columbia Tax-Exempt Insured Fund

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and age, Position with funds, Year first elected or appointed to office[1]	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held
Disinterested Trustees

Douglas A. Hacker (age 50) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Executive Vice President-Strategy of United Airlines (airline) since December, 2002 (formerly President of UAL Loyalty Services (airline) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001; Senior Vice President-Finance from March, 1993 to July, 1999). Oversees 86, Nash Finch Company (food distributor)

Janet Langford Kelly (age 48) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) since March, 2005; Adjunct Professor of Law, Northwestern University, since September, 2004 (formerly Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003; Senior Vice President, Secretary and General Counsel, Sara Lee Corporation (branded, packaged, consumer-products manufacturer) from January, 1995 to September, 1999). Oversees 86, None

Richard W. Lowry (age 69) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer)). Oversees 89[3], None

Charles R. Nelson (age 62) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993 (formerly Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003); Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; consultant on econometric and statistical matters. Oversees 86, None

John J. Neuhauser (age 63) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	Academic Vice President and Dean of Faculties since August, 1999, Boston College (formerly Dean Boston College School of Management from September, 1977 to August, 1999). Oversees 89[3], Saucony, Inc. (athletic footwear)

Patrick J. Simpson (age 61) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 86, None

Columbia Tax-Exempt Insured Fund

Name, address and age, Position with funds, Year first elected or appointed to office[1]	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held
Disinterested Trustees

Thomas E. Stitzel (age 69) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999 (formerly Professor of Finance from 1975 to 1999, College of Business, Boise State University); Chartered Financial Analyst. Oversees 86, None

Thomas C. Theobald (age 68) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board[4] (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004 (formerly Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004). Oversees 86, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services) and Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (age 60) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 86, Chairman of the Board of Directors, Enesco Group, Inc. (designer, importer and distributor of giftware and collectibles)

Richard L. Woolworth (age 64) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1991)	Retired since December, 2003 (formerly Chairman and Chief Executive Officer, The Regence Group (regional health insurer); Chairman and Chief Executive Officer, BlueCross BlueShield of Oregon; Certified Public Accountant, Arthur Young & Company). Oversees 86, Northwest Natural Gas Co. (natural gas service provider)

Interested Trustee

William E. Mayer[2] (age 65) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999 (formerly Partner, Development Capital LLC from November, 1996 to February, 1999). Oversees 89[3], Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing); OPENFIELD Solutions (retail industry technology provider)

1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

3  Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the Liberty All-Star Funds, currently consisting of 3 funds, which are advised by an affiliate of the Advisor.

4  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

The Statement of Additional Information Includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

OFFICERS

Columbia Tax-Exempt Insured Fund

Name, address and age, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years
Christopher L. Wilson (age 48) One Financial Center Boston, MA 02111 President (since 2004)	Head of Mutual Funds since August, 2004 and Managing Director of the Advisor since September, President of the Columbia Funds, Liberty Funds and Stein Roe Funds since October, 2004; President and Chief Executive Officer of the Nations Funds since January, 2005; President of the Galaxy Funds since April, 2005; Director of Bank of America Global Liquidity Funds, plc since May, 2005; Director of Banc of America Capital Management (Ireland), Limited since May, 2005; Director of FIM Funding, Inc. since January, 2005; Senior Vice President of Columbia Management Distributors, Inc. since January, 2005; Director of Columbia Management Services, Inc. since January, 2005 (formerly Senior Vice President of Columbia Management from January, 2005 to August, 2005; Senior Vice President of BACAP Distributors LLC from January, 2005 to July, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. from September, 1998 to August, 2004).

J. Kevin Connaughton (age 41) One Financial Center Boston, MA 02111 Treasurer (since 2000)	Treasurer of the Columbia Funds since October, 2003 and of the Liberty Funds, Stein Roe Funds and All-Star Funds since December, 2000; Managing Director of the Advisor since September, 2005 (formerly Vice President of Columbia Management from April, 2003 to August, 2005; President of the Columbia Funds, Liberty Funds and Stein Roe Funds from February, 2004 to October, 2004; Chief Accounting Officer and Controller of the Liberty Funds and All-Star Funds from February, 1998 to October, 2000); Treasurer of the Galaxy Funds from September, 2002 to November, 2005(formerly Treasurer from December, 2002 to December, 2004 and President from February, 2004 to December, 2004 of the Columbia Management Multi-Strategy Hedge Fund, LLC; Vice President of Colonial Management Associates, Inc. from February, 1998 to October, 2000).

Mary Joan Hoene (age 56) 100 Federal Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2004)	Senior Vice President and Chief Compliance Officer of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds since August, 2004; Chief Compliance Officer of the Columbia Management Multi-Strategy Hedge Fund, LLC since August, 2004; Chief Compliance Officer of the BACAP Alternative Multi-Strategy Hedge Fund LLC since October, 2004 (formerly Partner, Carter, Ledyard & Milburn LLP from January, 2001 to August, 2004; Counsel, Carter, Ledyard & Milburn LLP from November, 1999 to December, 2000; Vice President and Counsel, Equitable Life Assurance Society of the United States from April, 1998 to November, 1999).

Michael G. Clarke (age 35) One Financial Center Boston, MA 02111 Chief Accounting Officer (since 2004)	Chief Accounting Officer of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds since October, 2004; Managing Director of the Advisor since September, 2005 (formerly Controller of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds from May, 2004 to October, 2004; Assistant Treasurer from June, 2002 to May, 2004; Vice President, Product Strategy & Development of the Liberty Funds and Stein Roe Funds from February, 2001 to June, 2002; Assistant Treasurer of the Liberty Funds, Stein Roe Funds and the All-Star Funds from August, 1999 to February, 2001; Audit Manager, Deloitte & Touche LLP from May, 1997 to August, 1999).

Jeffrey R. Coleman (age 36) One Financial Center Boston, MA 02111 Controller (since 2004)	Controller of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds since October, 2004 (formerly Vice President of CDC IXIS Asset Management Services, Inc. and Deputy Treasurer of the CDC Nvest Funds and Loomis Sayles Funds from February, 2003 to September, 2004; Assistant Vice President of CDC IXIS Asset Management Services, Inc. and Assistant Treasurer of the CDC Nvest Funds from August, 2000 to February, 2003; Tax Manager of PFPC, Inc. from November, 1996 to August, 2000).

R. Scott Henderson (age 46) One Financial Center Boston, MA 02111 Secretary (since 2004)	Secretary of the Columbia Funds, Liberty Funds and Stein Roe Funds since December, 2004 (formerly Of Counsel, Bingham McCutchen from April, 2001 to September, 2004; Executive Director and General Counsel, Massachusetts Pension Reserves Investment Management Board from September, 1997 to March, 2001).

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

  Columbia Tax-Exempt Insured Fund

The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually, usually in late summer, to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees or directors (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. The Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) sales and redemption data, (iv) information about the profitability of the Agreements to Columbia, and potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (v) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (vi) Columbia's financial results and financial condition, (vii) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (viii) the allocation of the funds' brokerage, if any, including allocations to brokers affiliated with Columbia and the use of "soft" commission dollars to pay fund expenses and to pay for research products and services, (ix) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) Columbia's response to various legal and regulatory proceedings since 2003 and (xi) the economic outlook generally and for the mutual fund industry in particular. In addition, the Trustees confer with their independent fee consultant and review materials relating to the Agreements that the independent fee consultant provides. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2005 meeting, following meetings of the Advisory Fees and Expenses Committee held in August, September, and October, 2005. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability, including its resources, compensation programs for personnel involved in fund management, reputation and other attributes, to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing for a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the

  Columbia Tax-Exempt Insured Fund

nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses.

In the case of each fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing as expected, given market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; (v) that the fund's advisory fee had recently been, or was proposed to be, reduced, with the goal of helping the fund's net return to shareholders become more competitive; and (vi) that other fund expenses, such as transfer agency or fund accounting fees, have recently been reduced, with the goal of helping the fund's net return to shareholders become more competitive.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreements.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided both by management and by an independent third party) of the funds' advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by Columbia to comparable accounts. In considering the fees charged to comparable accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual funds and distribute mutual fund shares. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered reductions in advisory fee rates, implementation of advisory fee breakpoints, institution of advisory fee waivers, and changes to expense caps, which benefited a number of the funds. Furthermore, the Trustees considered the projected impact on expenses resulting from the overall cost reductions that management anticipated would result from the shift to a common group of service providers for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the performance of the funds, the services provided to the funds and management's view as to why it was appropriate that some funds bear advisory fees or total expenses greater than their peer group medians.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to

  Columbia Tax-Exempt Insured Fund

the profitability to Columbia and its affiliates of their relationships with the funds, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense levels of the funds, and whether Columbia had implemented breakpoints and/or expense caps with respect to the funds.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each of the funds were fair and reasonable, and that the costs of the advisory services generally, and the related profitability to Columbia and its affiliates of their relationships with the funds, supported the continuation of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by Columbia to each fund and whether those economies were shared with the fund through breakpoints in the investment advisory fees or other means, such as expense waivers. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and its record of compliance with its investment restrictions, and the compliance programs of the funds and Columbia. They also considered the compliance-related resources that Columbia and its affiliates were providing to the funds.

•  the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services.

•  so-called "fall-out benefits" to Columbia, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest.

•  the draft report provided by the independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2006.

SUMMARY OF MANAGEMENT FEE EVALUATION
BY INDEPENDENT FEE CONSULTANT

  Columbia Tax-Exempt Insured Fund

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
between the Office of
Attorney General of New York State and
Columbia Management Advisors, Inc. and
Columbia Funds Distributor, Inc.

October 11, 2005

I. Overview

Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributors, Inc. ("CFD") (CFD together with CMA referred to herein as Columbia Management Group or "CMG1"), entered into an agreement with the New York Attorney General's Office in the form of an Assurance of Discontinuance (the "AOD"). The AOD stipulated that CMA would be permitted to manage or advise the Columbia Funds only if the Independent Members (as such term is defined in the AOD) of the Columbia Funds' Board of Trustees/Directors (collectively the "Trustees") appointed a Senior Officer or an Independent Fee Consultant ("IFC") who, among other things, is to manage the process by which management fees are negotiated. On May 15, 2005, the Independent Members of the Board appointed me as the IFC for the Columbia Funds. This report is the annual written evaluation of the Columbia Funds for 2005 that I have prepared in my capacity as IFC, as required by the AOD.

A. Duties of the Independent Fee Consultant

As part of the AOD, the Independent Members of the Columbia Funds' Board of Trustees/Directors agreed to retain an independent fee consultant who was to participate in the management fee negotiation process. The IFC is charged with "... duties and responsibilities [that] include managing the process by which proposed management fees (including, but not limited to, advisory fees) to be charged the Columbia Fund[s] are negotiated so that they are negotiated in a manner which is at arms length and reasonable and consistent with this Assurance of Discontinuance." However, the IFC does not replace the Trustees in their role of negotiating management and other fees with CMG and its affiliates. In particular, the AOD states that "Columbia Advisors may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees of the Columbia Fund using ... an annual independent written evaluation prepared by or under the direction of the ... Independent Fee Consultant...." This report, pursuant to the AOD, constitutes the "annual independent written evaluation prepared by or under the direction of the... Independent Fee Consultant."

The AOD requires the IFC report to consider at least the following:

a)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

b)  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

c)  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

d)  Profit margins of CMA and its affiliates from supplying such services;

e)  Possible economies of scale as the CMA fund grows larger; and

f)  The nature and quality of CMA services, including Columbia Funds' performance.

This report is designed to assist the Board in evaluating the 2005 contract renewal for Columbia Funds. In addition, this report points out areas where the Board may deem additional information and analysis to be appropriate over time.

B. Sources of Information Used in My Evaluation

I have requested data from CMG and various third party industry data sources or independent research companies that work in the mutual fund arena. The following list generally describes the types of information I requested.

1.  I collected data on performance, management fees, and expense ratios of both Columbia Funds and

1  Prior to the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC ("BACAP"), and BACAP then changed its name to Columbia Management Advisors, LLC which carries on the business of CMA, and CFD changed its name to Columbia Management Distributors, Inc.

  Columbia Tax-Exempt Insured Fund

comparable non-Columbia Funds. The sources of this information were CMG, Lipper Inc. ("Lipper") and Morningstar Inc. ("Morningstar"). While Lipper and Morningstar each selected a different group of peer funds it deemed appropriate against which to measure the relative performance and fees of Columbia Funds, I conducted an independent review of the appropriateness of each peer group.

2.  I reviewed data on CMG's expense and profitability that I obtained from CMA directly.

3.  I have reviewed data on the organizational structure of CMG in general.

4.  I collected information on profitability from Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"). I used this third-party independent research as an additional method to gauge the accuracy of the data collected in (2) above.

5.  I conducted interviews with various CMG staff, including members of the senior management team, legal staff, heads of affiliates, portfolio managers, and financial personnel.

6.  I reviewed current 2005 Section 15(c) material provided to the Board and material presented to the Board in the 2004 fee and performance evaluation.

7.  I have reviewed various academic research papers, industry publications, and other available literature dealing with mutual fund operations, profitability, and other issues. In addition, I have reviewed SEC releases and studies of mutual fund expenses.

8.  I have reviewed documents pertaining to recent mutual fund litigation in general and publicly available information about litigation where CMG has been involved.

In addition, I have engaged NERA Economic Consulting ("NERA") and independent consultant Dr. John Rea to assist me in data management and analysis. Both NERA and Dr. Rea have extensive experience in the mutual fund industry through consulting, government positions, or industry trade groups that provide unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained Shearman & Sterling LLP as outside counsel to advise me in connection with my review.

C. Qualifications and Independence

I am the Walter H. Carpenter Chair and Professor of Finance at Babson College. Before this I was the Chief Economist of the U.S. Securities and Exchange Commission. I have no material relationship with Bank of America or CMG aside from acting as IFC, and am aware of no relationship with any of their affiliates. [Resume omitted]

II. EVALUATION OF THE GENERAL PROCESS USED TO NEGOTIATE THE ADVISORY CONTRACT

A. General Considerations

My analysis considered all factors and information I reviewed on the finances and operations of Columbia Funds. I gave each factor an appropriate weight in my overall findings, and no single factor was in itself the sole criterion for a finding or conclusion. My objective was to assess all of the information provided and conduct a robust evaluation of Columbia Funds' operations, fees, and performance.

My analysis and thought processes will and, I believe, should, differ in certain ways from the processes used by Trustees in their evaluation of the management agreements. In particular, because of my technical and quantitative background, I may use techniques and data that Trustees have not previously felt would be useful. I view this supplemental analysis as appropriate because my role is to assist Trustees in their decisions, and to the extent that I bring new ideas or analysis to the evaluation, I believe this improves the process by which management fees for the Columbia Funds may be negotiated in accordance with the AOD.

Finally, as part of my role as IFC, I have, from time to time, sent to Trustees additional papers and reports produced by third parties that I felt had bearing on the fee negotiation process. I viewed these materials as educational in nature and felt they would aid Trustees in placing their work in context.

B. CMG Management Interviews

As a starting point of my analysis, I have met with members of CMG staff to gain an understanding of the organizational structure and personnel involved in running the Columbia fund family.

I have had general discussions and have received information about the management structure of CMG.

  Columbia Tax-Exempt Insured Fund

My conversations with management have been informative. In addition, I have participated in Board meetings where Trustees and management have discussed issues relating to management agreements and performance of Columbia Funds. When I felt it was 6 appropriate, I added my opinions on particular matters, such as fund performance or fee levels, to the discussion.

C. Trustees' Fee and Performance Evaluation Process

After making initial requests for information, members of the Trustees of the Columbia Funds met in advance of the October Section 15(c) contract approval meeting to review certain fee, performance and other data for the Columbia Funds and to ask questions and make requests of management. Trustees have developed a process to evaluate the fee and expense levels and performance of Columbia Funds. This process is used to highlight those funds that have been performing poorly, may have had higher management fees or expense ratios, or both.

The process involves providing instructions to Lipper to prepare specific data analyses tailored to the Trustees review framework. These instructions include highlighting funds that hit one or more fee performance "screens." The six screens the Trustees use are as follows:

a.  5th Lipper quintile in actual management fee;

b.  5th Lipper quintile in total expense ratio;

c.  Three or more 5th Lipper quintile rankings in the 1-, 3-, 5- or 10-year performance rankings;

d.  Sum of the Lipper Quintile Rank (1-year performance) and the Lipper Quintile Rank (actual management fee) totals a number equal to or higher than 8;

e.  Sum of the Lipper Quintile Rank (1-year performance) and the Lipper Quintile Rank (total expense ratio) totals a number equal to or higher than 8; and

f.  Sum of the Lipper Quintile Rank (3-year performance) and the Lipper Quintile Rank (total expense ratio) totals a number equal to or higher than 8.

If a fund hits one or more of these screens, it is highlighted for additional review by the Trustees. This method is only used as an aid for Trustees to highlight funds and is not the sole test of whether the Board will determine to take particular actions concerning fees or performance. Funds that have not been flagged by this screen also may be singled out for fee and performance reasons, and the Trustees may determine not to take action with respect to the fees or performance of funds that have been flagged by the screen. These screens contribute to the basis for discussions on Trustees' views on the Columbia Funds.

III. FINDINGS

My findings based on my work as IFC are as follows:

1.  The Trustees have the relevant information necessary to form an opinion on the reasonableness of fees and evaluate the performance of the Columbia Funds. The process the Trustees used in preparing to reach their determination has been open and informative. In my view, the 2005 process by which the management fees of the Columbia Funds have been negotiated thus far has been, to the extent practicable, at arm's length and reasonable and consistent with the AOD.

2.  Columbia Funds demonstrated a range of performance relative to their peers. I find that across the fund complex, 54.26 percent of Columbia Funds have performance higher than the median of their respective Lipper performance universe, and 42.55 percent of Columbia Funds have performance higher than the median of their respective Lipper performance group. In addition, Lipper performance universe and group comparison showed that Columbia Funds were distributed roughly evenly across these quintiles. The Trustees have worked with management to address issues of funds that have demonstrated consistent or significant underperformance.

3.  Columbia Funds demonstrate a range of management fees and expense ratios relative to their peers. I find that across the fund complex, 58.51 percent of Columbia Funds have expenses below the median of their Lipper expense universe, and 53.19 percent of Columbia Funds have expenses below the median of their Lipper expense group. In addition, Lipper expense universe and group comparisons show that Columbia Funds are distributed roughly evenly across these quintiles. The Trustees have taken steps to limit shareholder expenses for certain funds having management fees significantly above their peers, often though the use of fee waivers to which CMG has agreed.

  Columbia Tax-Exempt Insured Fund

Consolidation of various funds and fund families managed by CMG has resulted in substantial savings in non-advisory expenses.

4.  Profitability to CMG of the individual funds ranges widely, but the overall profitability to CMG of its relationship with the Columbia Funds appears to fall within a reasonable range. The method of cost allocation to funds is addressed in the material provided by CMG to the Trustees, but additional information may be necessary to make a judgment on fund level profitability. My review of profitability and cost allocation is ongoing, and I plan to continue to develop my views with regard to fund level profitability.

5.  Columbia Funds have instituted fee schedules with breakpoints designed to enable investors to benefit from fund economies of scale, although 71% of the funds have not yet reached their first breakpoint. My analysis of the appropriateness of the breakpoint levels, which I expect will take into account the cost and profitability of the individual funds, is ongoing.

My work is ongoing and my views may develop over time in light of new information and analysis.

Respectfully submitted,
Erik R. Sirri

COLUMBIA FUNDS

  Columbia Tax-Exempt Insured Fund

Growth funds	Columbia Acorn Fund

Columbia Acorn Select

Columbia Acorn USA

Columbia Growth Stock Fund

Columbia Large Cap Growth Fund

Columbia Marsico 21st Century Fund

Columbia Marsico Focused Equities Fund

Columbia Marsico Growth Fund

Columbia Marsico Mid Cap Growth Fund

Columbia Mid Cap Growth Fund

Columbia Small Cap Growth Fund I

Columbia Small Cap Growth Fund II

Columbia Small Company Equity Fund

Columbia Tax-Managed Growth Fund

Core funds	Columbia Common Stock Fund

Columbia Large Cap Core Fund

Columbia Small Cap Core Fund

Columbia Young Investor Fund

Value funds	Columbia Disciplined Value Fund

Columbia Dividend Income Fund

Columbia Large Cap Value Fund

Columbia Mid Cap Value Fund

Columbia Small Cap Value Fund I

Columbia Small Cap Value Fund II

Columbia Strategic Investor

Asset Allocation/Hybrid funds	Columbia Asset Allocation Fund

Columbia Asset Allocation Fund II

Columbia Balanced Fund

Columbia Liberty Fund

Columbia LifeGoalTM Balanced Growth Portfolio

Columbia LifeGoalTM Growth Portfolio

Columbia LifeGoalTM Income Portfolio

Columbia LifeGoalTM Income and Growth Portfolio

Columbia Thermostat Fund

Index funds	Columbia Large Cap Enhanced Core Fund

Columbia Large Cap Index Fund

Columbia Mid Cap Index Fund

Columbia Small Cap Index Fund

Specialty funds	Columbia Convertible Securities Fund

Columbia Real Estate Equity Fund

Columbia Technology Fund

Columbia Utilities Fund

Global/International funds	Columbia Acorn International

Columbia Acorn International Select

Columbia Global Value Fund

Columbia Greater China Fund

Columbia International Stock Fund

Columbia International Value Fund

Columbia Marsico International Opportunities Fund

Columbia Multi-Advisor International Equity Fund

Columbia World Equity Fund

  Columbia Tax-Exempt Insured Fund

Taxable Bond funds	Columbia Conservative High Yield Fund

Columbia Core Bond Fund

Columbia Federal Securities Fund

Columbia High Income Fund

Columbia High Yield Opportunity Fund

Columbia Income Fund

Columbia Intermediate Bond Fund

Columbia Intermediate Core Bond Fund

Columbia Short Term Bond Fund

Columbia Strategic Income Fund

Columbia Total Return Bond

Columbia U.S. Treasury Index Fund

Tax-Exempt Bond funds	Columbia California Tax-Exempt Fund

Columbia California Intermediate Municipal Bond Fund

Columbia Connecticut Tax-Exempt Fund

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia Florida Intermediate Municipal Bond Fund

Columbia Georgia Intermediate Municipal Bond Fund

Columbia High Yield Municipal Fund

Columbia Intermediate Municipal Bond Fund

Columbia Massachusetts Intermediate Municipal Bond Fund

Columbia Massachusetts Tax-Exempt Fund

Columbia Maryland Intermediate Municipal Bond Fund

Columbia Municipal Income Fund

Columbia North Carolina Intermediate Municipal Bond Fund

Columbia New York Tax-Exempt Fund

Columbia New Jersey Intermediate Municipal Bond Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Rhode Island Intermediate Municipal Bond Fund

Columbia South Carolina Intermediate Municipal Bond Fund

Columbia Short Term Municipal Bond Fund

Columbia Tax-Exempt Fund

Columbia Tax-Exempt Insured Fund

Columbia Texas Intermediate Municipal Bond Fund

Columbia Virgina Intermediate Municipal Bond Fund

Money Market funds	Columbia Cash Reserves

Columbia California Tax-Exempt Reserves

Columbia Connecticut Municipal Reserves

Columbia Government Reserves

Columbia Government Plus Reserves

Columbia Massachusetts Municipal Reserves

Columbia Money Market Reserves

Columbia Municipal Reserves

Columbia New York Tax-Exempt Reserves

Columbia Prime Reserves

Columbia Tax-Exempt Reserves

Columbia Treasury Reserves

For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Management Advisors, Inc. and Banc of America Capital Management, LLC, both SEC registered investment advisors and wholly owned subsidiaries of Bank of America, N.A., merged on September 30, 2005. At that time, the newly combined advisor changed its name to Columbia Management Advisors, LLC ("CMA"). CMA will continue to operate as a SEC-registered investment advisor, wholly owned subsidiary of Bank of America, N.A. and part of Columbia Management.

IMPORTANT INFORMATION ABOUT THIS REPORT

  Columbia Tax-Exempt Insured Fund

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800-345-6611

Distributor

Columbia Management Distributors, Inc.
One Financial Center
Boston MA 02111

Investment Advisor

Columbia Management Advisors, LLC
100 Federal Street
Boston MA 02110

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Tax-Exempt Insured Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting record is available (i) on the fund's website, www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Management Advisors, Inc. and Banc of America Capital Management, LLC, both SEC registered investment advisors and wholly owned subsidiaries of Bank of America, N.A., merged on September 30, 2005. At that time, the newly combined advisor changed its name to Columbia Management Advisors, LLC ("CMA"). CMA will continue to operate as a SEC-registered investment advisor, wholly owned subsidiary of Bank of America, N.A. and part of Columbia Management.

Help your fund reduce printing and postage costs! Elect to get your shareholder reports by electronic delivery. With Columbia's eDelivery program, you receive an e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note — if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

Columbia Tax-Exempt Insured Fund   Annual Report, November 30, 2005

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Permit NO. 20

SHC-42/92589-1105 (01/06) 05/9110

Columbia Utilities Fund

Annual Report
November 30, 2005

PRESIDENT'S MESSAGE

Columbia Utilities Fund

Table of Contents

Performance Information	1

Fund Profile	2

Understanding Your Expenses	3

Economic Update	4

Portfolio Manager's Report	5

Investment Portfolio	7

Statement of Assets and Liabilities	10

Statement of Operations	11

Statement of Changes in Net Assets	12

Notes to Financial Statements	13

Financial Highlights	19

Report of Independent Registered Public Accounting Firm	23

Unaudited Information	24

Trustees	25

Officers	27

Board Consideration and Approval of Investment Advisory Agreements	28

Summary of Management Fee Evaluation by Independent Fee Consultant	31

Columbia Funds	35

Important Information About This Report	37

The views expressed in the President's Message and Portfolio Manager's Report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

Not FDIC
Insured

May Lose Value

No Bank Guarantee

Dear Shareholder:

Columbia Management, the asset management division of Bank of America, is in the final stages of a significant business integration effort. Over the last year, we have integrated various components of Nations Funds, Galaxy Funds and Columbia Funds, resulting in a single fund family under the Columbia name that covers a wide range of markets, sectors and asset classes. Our team of talented, seasoned investment professionals will continue to strive to achieve strong results within their investment categories. Our objective is not only to provide our shareholders with the best products, but also to enhance the breadth and availability of our services. In addition to expanding the level of services available to the funds, portfolio managers and shareholders, we have been able to achieve significant cost savings for the funds by aggregating our business.

In September, we made major inroads in the initiative to streamline our product offerings. This included merging several funds and renaming Nations Funds as Columbia Funds, as well as consolidating the Nations and Columbia web sites. Over the summer, we completed the service provider consolidation for shareholder servicing. As we work to complete the remaining product and service provider consolidations by the end of 2005, we remain committed to building a mutual fund business that helps you meet, and hopefully exceed, your personal financial goals.We value the confidence you have placed in us to assist you in managing your funds during these changing times. As with all businesses within Bank of America, we understand that your trust must be continually earned and will remain focused on producing results for you. We will continue to strive for the highest standards of performance and service excellence.

All of these efforts have been undertaken to enable you, as a shareholder, to benefit from the execution of a consolidated business plan.We believe a more streamlined fund family with consistent performance and lower fees will provide the best opportunity for investment growth. We also believe that providing more robust services to you through multiple channels (Web, phones, voice response) will be beneficial to you.

In the pages that follow, you'll find a discussion of the economic environment during the period followed by a detailed report from the fund manager on key factors that influenced performance. We encourage you to read the manager report carefully and discuss any questions you have with your financial advisor. As always, we thank you for choosing Columbia Management. We look forward to helping you keep your financial goals on target in the years to come.

Sincerely,

Christopher L. Wilson
President, Columbia Funds
Head of Mutual Funds, Columbia Management

Christopher L. Wilson is Head of Mutual Funds for Columbia Management and responsible for the day-to-day delivery of mutual fund services to the firm's investors. Working closely with the legal and compliance teams, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. As President and CEO of Columbia Funds (formerly Nations, Galaxy and Columbia Funds), Chris serves as the primary interface to the Fund Boards. Chris joined Bank of America in 2004.

PERFORMANCE INFORMATION

Columbia Utilities Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 12/01/95 – 11/30/05 ($)
sales charge:	without	with
Class A	19,262	18,347
Class B	17,873	17,873
Class C	17,885	17,885
Class Z	19,565	n/a

Growth of a $10,000 investment 12/01/95 – 11/30/05

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Utilities Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Standard & Poor's (S&P) Utilities Index is an unmanaged market capitalization weighted index of natural gas and electric companies. The Standard & Poor's (S&P) Telecom Index is an unmanaged market capitalization weighted index that tracks the performance of telecommunications companies. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Average annual total return as of 11/30/05 (%)
Share class	A		B		C		Z
Inception	08/03/81		05/05/92		08/01/97		01/29/99
Sales charge	without	with	without	with	without	with	without
1-year	14.00	8.58	13.18	8.18	13.17	12.17	14.30
5-year	-3.19	-4.12	-3.91	-4.16	-3.89	-3.89	-2.96
10-year	6.77	6.26	5.98	5.98	5.99	5.99	6.94

Average annual total return as of 09/30/05 (%)
Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	26.08	20.09	25.16	20.16	25.22	24.22	26.44
5-year	-2.31	-3.26	-3.05	-3.30	-3.01	-3.01	-2.08
10-year	7.53	7.01	6.73	6.73	6.75	6.75	7.70

The "with sales charge" returns include the maximum initial sales charge of 4.75% for class A shares, maximum contingent deferred sales charge of 5.00% for class B shares and 1.00% for class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class C is a newer class of shares. Its performance information includes returns of the fund's class B shares for periods prior to the inception of class C shares. Class B shares would have had substantially similar annual returns because class B and class C shares generally have similar expense structures. Class B shares were initially offered on May 5, 1992 and class C shares were initially offered on August 1, 1997. Class Z is a newer class of shares. Its performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to its inception. These returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for the period prior to the inception of the new class of shares would have been higher. Class A shares were initially offered on August 3, 1981, and class Z shares were initially offered on January 29, 1999.

1

FUND PROFILE

Columbia Utilities Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

■  For the 12-month period ended November 30, 2005, the fund's class A shares returned 14.00% without sales charge.

■  Traditional utilities holdings accounted for most of the fund's gains during the period.

■  Increased exposure to telecommunications stocks held back performance. However, we believe our focus on undervalued telecommunications companies with attractive business prospects is a potentially positive factor for the fund over the long term.

Class A shares	S&P Utilities Index
14.00%	18.60%

S&P Telecom Index
0.76%

The Standard & Poor's (S&P) Utilities Index is an unmanaged market capitalization weighted index of natural gas and electric companies. It is unmanaged and unavailable for investment.

The Standard & Poor's (S&P) Telecom Index is an unmanaged market capitalization weighted index that tracks the performance of telecommunications companies. It is unmanaged and unavailable for investment.

Objective

Seeks current income
and long-term growth.

Total Net Assets

$391.7 million

The information below gives you a snapshot of your fund at the end of the reporting period. Your fund is actively managed and the composition of its portfolio will change over time.

Top 5 sectors as of 11/30/05 (%)
Electric utilities	27.1
Multi-utilities	19.4
Diversified telecommunication services	18.3
Independent power producers &
energy traders	10.4
Wireless telecommunication services	6.7
Top 10 holdings as of 11/30/05 (%)
AT&T	6.4
Public Service Enterprise Group	6.3
Verizon Communications	5.5
TXU	4.7
Southern	4.7
BellSouth	4.6
Exelon	3.9
Dominion Resources	3.8
FPL Group	3.4
Sprint Nextel	3.3

Sector breakdowns and portfolio holdings are calculated as a percentage of net assets.

2

UNDERSTANDING YOUR EXPENSES

Columbia Utilities Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

06/01/05 – 11/30/05

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	1,057.56	1,019.35	5.88	5.77	1.14
Class B	1,000.00	1,000.00	1,053.80	1,015.59	9.73	9.55	1.89
Class C	1,000.00	1,000.00	1,053.75	1,015.59	9.73	9.55	1.89
Class Z	1,000.00	1,000.00	1,058.96	1,020.61	4.59	4.51	0.89

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the transfer agent not waived or reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other fund companies, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

3

ECONOMIC UPDATE

Columbia Utilities Fund

Summary
For the 12-month period ended November 30, 2005

■  Despite bouts of volatility, the broad stock market generated a solid return for the period. The S&P 500 Index returned 8.44%. As the economy expanded, mid-cap stocks were the market's strongest performers, as measured by the Russell Midcap Index.

S&P 500 Index	Russell Index
8.44%	16.25%

■  Investment-grade bonds chalked up modest gains as measured by the Lehman Brothers Aggregate Bond Index. Municipal bonds led the fixed income markets, as measured by the Lehman Brothers Municipal Bond Index.

Lehman Aggregate Index	Lehman Municipal Index
2.40%	3.88%

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated non-convertible investment grade debt issues.

The Lehman Brothers Municipal Bond Index is an unmanaged index considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year.

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks.

The Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization.

Despite two catastrophic hurricanes, record energy prices and rising interest rates, the US economy moved ahead at a healthy pace during the 12-month period that began December 1, 2004 and ended November 30, 2005. Gross domestic product expanded at an annualized rate of 3.7% as overall job growth helped buoy consumer spending and rising profits boosted business spending. Employment data was solid, even in light of Hurricanes Katrina and Rita. The economy added an average of 166,000 new jobs each month over the 12-month period, despite only modest gains in September as a result of the Gulf Coast floods.

Higher energy prices weighed on economic growth, as the price of crude oil soared to a record high of approximately $70 a barrel in September. Yet, they failed to make a serious dent in the economy's momentum. Consumer confidence declined sharply in September and October in reaction to higher energy prices and also to fears that the late summer hurricanes would severely hurt the labor market. However, confidence rebounded in November when it was clear that the labor markets had managed to absorb the economic impact of the storms and when energy prices declined. In fact, consumers managed to weather these economic disruptions without losing their enthusiasm for spending. The Federal Reserve reported that consumer spending increased at an annualized rate of 4.2% in the third quarter—higher than originally estimated.

Despite volatility, stocks moved ahead

The S&P 500 Index—a broad measure of large company stock market performance—returned 8.44% for this reporting period. The gain masked considerable volatility, which led stocks on a roller coaster ride in response to national and economic events. Early in the period, a decisive presidential election buoyed the stock market. Later in the period, the economy's resilience gave stocks reasons to rally again. These rallies, however, alternated with declines linked to higher energy prices and interest rates, weakening consumer confidence and dire economic predictions. Mid-cap stocks outperformed large- and small-cap stocks by a significant margin. There were only slight differences in performance between value and growth stocks across all major market capitalization categories. Score that as a victory for growth stocks, which have lagged value for several years.

Bonds delivered modest gains

The US bond market delivered positive but modest returns as short-term interest rates rose steadily and long-term rates edged higher in the final months of the period. The yield on the 10-year US Treasury note, a bellwether for the bond market, ended the period at 4.5%—just slightly higher than where it was at the beginning of this reporting period.

In this environment, the Lehman Brothers Aggregate Bond Index returned 2.40% for the 12-month period. High-yield bonds continued to perform well despite a setback in the spring, when GM and Ford bonds were downgraded. However, municipal bonds led the domestic fixed income markets. The Lehman Brothers Municipal Bond Index returned 3.88%.

Short-term interest rates moved higher

The Federal Reserve Board (the Fed) raised the federal funds rate, a key short-term rate, from 2.0% to 4.0% in eight quarter-point steps during the 12-month period.1 In the wake of Hurricanes Katrina and Rita, some market observers speculated that the Fed might curtail its rate hikes. However, Fed chairman Greenspan indicated that inflation was a greater concern than the sustainability of economic growth and we believe that the Fed is likely to continue to raise short-term interest rates into the first half of 2006 under incoming chairman Ben Bernanke.

1  The federal funds rate was increased to 4.25% on December 13, 2005.

4

PORTFOLIO MANAGER'S REPORT

Columbia Utilities Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share as of 11/30/05 ($)
Class A	13.81
Class B	13.79
Class C	13.80
Class Z	13.79
Distributions declared per share 12/01/04 – 11/30/05 ($)
Class A	0.29
Class B	0.19
Class C	0.19
Class Z	0.32
Holdings discussed in this report as of 11/30/05 (%)
Public Service Enterprise Group, Inc.	6.3
Excelon Corp.	3.9
TXU Corp.	4.7
Edison International	3.1
AT&T Corp.	6.4
Verizon Communications, Inc.	5.5
BellSouth Corp.	4.6
Sprint Nextel Corp.	3.3
Centennial Communications Corp.	2.3

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

For the 12-month period ended November 30, 2005, Columbia Utilities Fund class A shares returned 14.00% without sales charge. That was less than the S&P Utilities Index, which returned 18.60%, but it was more than the S&P Telecom Index, which returned 0.76% for the same period. Continued strong performance of the fund's traditional utilities stocks—electric, gas, water and others—was the main contributor to return. However, weakness among telecommunications utilities held back performance relative to the benchmark.

A favorable environment for traditional utilities

Low interest rates and a favorable policy regarding the taxation of dividends helped boost the performance of traditional utilities stocks during the 12-month period. Low interest rates were particularly helpful because investors seeking higher yields gravitated to the attractive dividends that these companies provided. Dividends were favored by investors because they are taxed at a maximum rate of 15%, while interest earned on fixed-income securities is taxed as regular income at rates that go as high as 35%. Rising commodity prices, especially natural gas, also played a role in the run-up of power-related utilities stocks, as higher commodity prices boosted earnings more than expected. Telecommunications companies were not aided by these catalysts. In fact, intense competition between telecommunications and cable companies held back the performance of telecommunications utilities.

One of the portfolio's largest holding, New Jersey-based Public Service Enterprise Group, Inc., turned in the best performance during the period. The company is expected to merge with Excelon Corp., another fund holding and strong contributor to return. Texas-based TXU Corp. also aided results as did Edison International.

A focus on telecommunications

Early in the period, we trimmed exposure to traditional utilities companies that had enjoyed substantial price appreciation. We used the proceeds from the sales of these securities to invest in telecommunications companies, which, as a group, were out of favor with investors and, therefore, attractively valued. Throughout the 12 months, we increased positions in AT&T Corp. (formerly SBC Communications Inc.), Verizon Communications, Inc., BellSouth Corp. and Sprint Nextel Corp. While Verizon posted a negative return, the other telecommunications companies were slightly positive. One standout in the telecommunications area was Centennial Communications Corp., which went up more than 100%. A small wireless company, Centennial has been a consistently strong performer in the portfolio for about two years. We believe Centennial has more upside potential.

5

Columbia Utilities Fund

We plan to invest in attractively valued dividend-paying stocks...with an emphasis on domestic utilities companies with solid long-term business prospects.

While our focus on telecommunications companies has not worked out as well as expected, we believe that several trends make these companies attractive long-term investments. Many wireless companies are emerging from a period of intensive capital expenditures; as capital outlays diminish, we believe that cash flows have the potential to turn positive. We also believe that the competition that has characterized the industry for many years could have a diminished impact on future earnings. In addition, higher interest rates are likely to hurt high-priced traditional utilities stocks more than modestly valued telecommunications issues.

Looking ahead

Our outlook for the entire utilities sector is encouraging. We believe that traditional utilities have the potential to continue to benefit from a favorable regulatory environment as well as from high commodity prices. However, telecommunication stocks are attractively valued, and we plan to maintain a significant weight in the group. We believe it has generally more potential for price appreciation and dividend increases over the next several years than traditional power-related utilities. The portfolio has a significant cash position, which we plan to use to invest in attractively valued dividend-paying stocks. As in the past, our emphasis will be on domestic utilities companies with solid long-term business prospects. We plan to keep portfolio turnover low, with the majority of our investments in benchmark stocks and fewer in non-benchmark names.

Edward Paik has managed or co-managed Columbia Utilities Fund since May 2002 and has been with the advisor or its predecessors or affiliate organizations since March 2000.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

The share price of a fund that invests primarily in one sector will likely be subject to more volatility than a fund that invests across many sectors. Utility stocks may be more volatile than stocks in other sectors. The fund should be considered part of an overall investment program, and not a complete investment program.

6

INVESTMENT PORTFOLIO

November 30, 2005  Columbia Utilities Fund

Common Stocks – 83.3%

CONSUMER DISCRETIONARY – 2.1%		Shares	Value ($)
Media – 2.1%	Comcast Corp., Class A (a)	307,100	8,107,440
		Media Total	8,107,440
		CONSUMER DISCRETIONARY TOTAL	8,107,440
UTILITIES – 81.2%
Diversified Telecommunication Services – 18.3%	AT&T, Inc.	1,000,859	24,931,407
	BellSouth Corp.	653,950	17,826,677
	CenturyTel, Inc.	30,000	993,000
	Citizens Communications Co.	72,200	942,210
	MCI, Inc.	93,700	1,860,882
	New Skies Satellites Holdings Ltd.	55,000	1,314,500
	Qwest Communications International, Inc. (a)	420,800	2,204,992
	Verizon Communications, Inc.	679,200	21,720,816
		Diversified Telecommunication Services Total	71,794,484
Electric Utilities – 26.4%	Allegheny Energy, Inc. (a)	65,000	1,808,950
	American Electric Power Co., Inc.	225,900	8,254,386
	Cinergy Corp.	140,900	5,788,172
	Edison International	270,300	12,195,936
	Entergy Corp.	97,400	6,818,000
	Exelon Corp.	292,400	15,216,496
	FirstEnergy Corp.	133,200	6,255,072
	FPL Group, Inc.	315,400	13,369,806
	Pinnacle West Capital Corp.	80,600	3,344,094
	PPL Corp.	214,200	6,297,480
	Progress Energy, Inc.	126,000	5,642,280
	Southern Co.	526,800	18,285,228
		Electric Utilities Total	103,275,900
Gas Utilities – 0.0%	Nicor, Inc.	100	4,010
	Peoples Energy Corp.	100	3,593
		Gas Utilities Total	7,603
Independent Power Producers & Energy Traders – 10.4%	AES Corp. (a)	231,200	3,646,024
	Calpine Corp. (a)	385,600	196,656
	Constellation Energy Group, Inc.	136,400	7,227,836
	Duke Energy Corp.	363,700	9,768,982
	Dynegy, Inc., Class A (a)	365,100	1,748,829
	TXU Corp.	179,000	18,370,770
		Independent Power Producers & Energy Traders Total	40,959,097
Multi-Utilities – 19.4%	Ameren Corp.	42,800	2,245,288
	CenterPoint Energy, Inc.	202,500	2,677,050
	CMS Energy Corp. (a)	125,700	1,757,286
	Consolidated Edison, Inc.	64,000	2,914,560
	Dominion Resources, Inc.	197,500	15,000,125
	DTE Energy Co.	13,400	584,776
	KeySpan Corp.	100	3,356
	NiSource, Inc.	34,900	751,397
	PG&E Corp.	346,400	12,740,592
	Public Service Enterprise Group, Inc.	392,300	24,605,056
	Sempra Energy	132,600	5,827,770
	TECO Energy, Inc.	113,500	1,985,115
	Xcel Energy, Inc.	263,500	4,877,385
		Multi-Utilities Total	75,969,756

See Accompanying Notes to Financial Statements.

7

November 30, 2005  Columbia Utilities Fund

Common Stocks – (continued)

UTILITIES – (continued)		Shares	Value ($)
Wireless Telecommunication Services – 6.7%	ALLTEL Corp.	66,500	4,444,195
	Centennial Communications Corp. (a)	561,900	8,917,353
	Sprint Nextel Corp.	509,900	12,767,896
		Wireless Telecommunication Services Total	26,129,444
		UTILITIES TOTAL	318,136,284
	Total Common Stocks (cost of $269,962,176)		326,243,724
Preferred Stocks – 0.6%
UTILITIES – 0.6%
Electric Utilities – 0.6%	Entergy Arkansas, Inc., 7.880%	4,400	453,200
	Entergy Gulf States, Inc., 7.560%	10,000	992,500
	Northern Indiana Public Service Co., 7.440%	9,000	900,000
		Electric Utilities Total	2,345,700
		UTILITIES TOTAL	2,345,700
	Total Preferred Stocks (cost of $2,324,562)		2,345,700
Adjustable Rate Preferred Stocks – 0.1%
UTILITIES – 0.1%
Electric Utilities – 0.1%	Entergy Gulf States Inc., Series A, 7.000% (b)	4,491	448,960
		Electric Utilities Total	448,960
		UTILITIES TOTAL	448,960
	Total Adjustable Rate Preferred Stocks (cost of $465,380)		448,960
Warrants – 0.0%
UTILITIES – 0.0%			Units
Diversified Telecommunication Services – 0.0%	Lucent Technologies, Inc. (a)	10,439	6,472
		Diversified Telecommunication Services Total	6,472
		UTILITIES TOTAL	6,472
	Total Warrants (cost of $16,389)		6,472

See Accompanying Notes to Financial Statements.

8

November 30, 2005  Columbia Utilities Fund

Short-Term Obligation – 15.9%
	Par ($)	Value ($)
Repurchase agreement with State Street Bank & Trust Co., dated 11/30/05, due 12/01/05 at 3.850%, collateralized by a U.S. Treasury Note maturing 12/22/05, market value of $63,620,550 (repurchase proceeds $62,375,670)	62,369,000	62,369,000
Total Short-Term Obligation (cost of $62,369,000)		62,369,000
Total Investments – 99.9% (cost of $335,137,507) (c)		391,413,856
Other Assets & Liabilities, Net – 0.1%		305,541
Net Assets – 100.0%		391,719,397

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Adjustable rate preferred stock. The interest rate shown reflects the rate as of November 30, 2005.

(c)  Cost for federal income tax purposes is $337,052,293.

At November 30, 2005, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Utilities	81.9%
Consumer Discretionary	2.1
Short-Term Obligation	15.9
Other Assets & Liabilities, Net	0.1
100.0%

See Accompanying Notes to Financial Statements.

9

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2005  Columbia Utilities Fund

		($)
Assets	Investments, at cost	335,137,507
	Investments, at value	329,044,856
	Repurchase agreements	62,369,000
	Total investments, at value	391,413,856
	Cash	485
	Receivable for:
	Investments sold	874,963
	Fund shares sold	11,648
	Interest	6,670
	Dividends	1,005,352
	Deferred Trustees' compensation plan	43,990
	Total Assets	393,356,964
Liabilities	Payable for:
	Fund shares repurchased	1,076,260
	Investment advisory fee	209,194
	Transfer agent fee	103,246
	Pricing and bookkeeping fees	9,697
	Trustees' fees	313
	Custody fee	1,258
	Distribution and service fees	108,158
	Chief compliance officer expenses	1,727
	Deferred Trustees' fees	43,990
	Other liabilities	83,724
	Total Liabilities	1,637,567
	Net Assets	391,719,397
Composition of Net Assets	Paid-in capital	610,500,871
	Undistributed net investment income	2,782,489
	Accumulated net realized loss	(277,840,312)
	Net unrealized appreciation on investments	56,276,349
	Net Assets	391,719,397
Class A	Net assets	302,851,742
	Shares outstanding	21,927,709
	Net asset value per share	13.81	(a)
	Maximum offering price per share ($13.81/0.9525)	14.50	(b)
Class B	Net assets	49,649,679
	Shares outstanding	3,599,147
	Net asset value and offering price per share	13.79	(a)
Class C	Net assets	6,405,994
	Shares outstanding	464,037
	Net asset value and offering price per share	13.80	(a)
Class Z	Net assets	32,811,982
	Shares outstanding	2,378,996
	Net asset value, offering and redemption price per share	13.79

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

10

STATEMENT OF OPERATIONS

For the Year Ended November 30, 2005  Columbia Utilities Fund

		($)
Investment Income	Dividends	13,129,065
	Interest	1,856,822
	Total Investment Income	14,985,887
Expenses	Investment advisory fee	2,647,792
	Distribution fee:
	Class B	403,176
	Class C	49,819
	Service fee:
	Class A	787,672
	Class B	134,392
	Class C	16,607
	Transfer agent fee	884,683
	Pricing and bookkeeping fees	110,159
	Trustees' fees	20,519
	Custody fee	12,690
	Chief compliance officer expenses (See Note 4)	7,221
	Non-recurring costs (See Note 7)	8,369
	Other expenses	214,226
	Total Expenses	5,297,325
	Fees and expenses waived or reimbursed by Transfer Agent	(45,994)
	Non-recurring costs assumed by Investment Advisor (See Note 7)	(8,369)
	Custody earnings credit	(973)
	Net Expenses	5,241,989
	Net Investment Income	9,743,898
Net Realized and Unrealized Gain (Loss) on Investments	Net realized gain on investments	34,672,388
	Net change in unrealized appreciation on investments	8,857,643
	Net Gain	43,530,031
	Net Increase in Net Assets from Operations	53,273,929

See Accompanying Notes to Financial Statements.

11

STATEMENT OF CHANGES IN NET ASSETS

  Columbia Utilities Fund

		Year Ended November 30,
Increase (Decrease) in Net Assets:		2005 ($)	2004 ($)
Operations	Net investment income	9,743,898	8,833,557
	Net realized gain on investments	34,672,388	27,350,598
	Net change in unrealized appreciation on investments	8,857,643	60,463,177
	Net Increase from Operations	53,273,929	96,647,332
Distributions Declared to Shareholders	From net investment income:
	Class A	(6,850,943)	(7,026,244)
	Class B	(780,674)	(957,962)
	Class C	(95,727)	(101,604)
	Class Z	(766,094)	(695,843)
	Total Distributions Declared to Shareholders	(8,493,438)	(8,781,653)
Share Transactions	Class A:
	Subscriptions	11,217,549	15,451,647
	Distributions reinvested	5,350,551	5,404,348
	Redemptions	(65,198,735)	(75,498,972)
	Net Decrease	(48,630,635)	(54,642,977)
	Class B:
	Subscriptions	3,890,219	3,184,483
	Distributions reinvested	599,218	719,310
	Redemptions	(18,260,464)	(27,336,899)
	Net Decrease	(13,771,027)	(23,433,106)
	Class C:
	Subscriptions	708,648	469,015
	Distributions reinvested	65,317	63,779
	Redemptions	(1,765,992)	(2,001,872)
	Net Decrease	(992,027)	(1,469,078)
	Class Z:
	Subscriptions	2,492,083	1,110,251
	Distributions reinvested	692,198	624,597
	Redemptions	(3,788,524)	(4,010,523)
	Net Decrease	(604,243)	(2,275,675)
	Total Net Decrease from Share Transactions	(63,997,932)	(81,820,836)
	Total Increase (Decrease) in Net Assets	(19,217,441)	6,044,843
Net Assets	Beginning of period	410,936,838	404,891,995
	End of period	391,719,397	410,936,838
	Undistributed net investment income at end of period	2,782,489	1,525,168
Changes in Shares	Class A:
	Subscriptions	847,898	1,402,638
	Issued for distributions reinvested	407,736	496,697
	Redemptions	(4,922,107)	(6,847,100)
	Net Decrease	(3,666,473)	(4,947,765)
	Class B:
	Subscriptions	293,516	288,769
	Issued for distributions reinvested	45,752	66,208
	Redemptions	(1,388,358)	(2,488,843)
	Net Decrease	(1,049,090)	(2,133,866)
	Class C:
	Subscriptions	53,133	42,340
	Issued for distributions reinvested	4,967	5,851
	Redemptions	(133,434)	(182,482)
	Net Decrease	(75,334)	(134,291)
	Class Z:
	Subscriptions	185,382	97,780
	Issued for distributions reinvested	52,725	57,472
	Redemptions	(284,691)	(365,818)
	Net Decrease	(46,584)	(210,566)

See Accompanying Notes to Financial Statements.

12

NOTES TO FINANCIAL STATEMENTS

November 30, 2005  Columbia Utilities Fund

Note 1. Organization

Columbia Utilities Fund (the "Fund"), a series of Columbia Funds Trust IV (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Goal

The Fund seeks current income and long-term growth.

Fund Shares

The Fund may issue an unlimited number of shares and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation:

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

13

November 30, 2005  Columbia Utilities Fund

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2005, permanent book and tax basis differences resulting primarily from differing treatments for non-deductible expenses were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$6,861	$1	$(6,862)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended November 30, 2005 and November 30, 2004 was as follows:

	November 30, 2005	November 30, 2004
Distributions paid from:
Ordinary Income	$8,493,438	$8,781,653
Long-Term Capital Gains	—	—

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of November 30, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$2,830,133	$—	$54,361,563

* The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at November 30, 2005, based on cost of investments for federal income tax purposes, was:

Unrealized appreciation	$78,220,578
Unrealized depreciation	$(23,859,015)
Net unrealized appreciation	$54,361,563

The following capital loss carryforwards, determined as of November 30, 2005, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2009	$5,064,440
2010	151,896,919
2011	117,698,057
2012	1,266,110
$275,925,526

Of the capital loss carryforwards attributable to the Fund, $5,064,440 (expiring 11/30/09) remains from the Galaxy II Utilities Index Fund's merger with the Fund.

Capital loss carryforwards of $34,684,779 were utilized during the year ended November 30, 2005.

14

November 30, 2005  Columbia Utilities Fund

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia Management Advisors, LLC ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services to the Fund. Prior to September 30, 2005, Columbia Management Advisors, Inc. was the investment advisor to the Fund under the same fee structure. On September 30, 2005 Columbia Management Advisors, Inc. merged into Banc of America Capital Management LLC. At that time, the investment advisor was then renamed Columbia Management Advisors, LLC. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.65%
Over $1 billion	0.60%

For the year ended November 30, 2005, the Fund's effective investment advisory fee rate was 0.65%.

Pricing and Bookkeeping Fees

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, the total fees payable under the pricing and bookkeeping agreement are paid to State Street.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month; provided that during any 12-month period, the aggregate fee shall not exceed $140,000.

Prior to November 1, 2005, Columbia received from the Fund an annual fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceeded $50 million, an additional monthly fee, calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

The Fund also reimburses Columbia and State Street for out-of pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. For the year ended November 30, 2005, the Fund's effective pricing and bookkeeping rate, inclusive of out-of-pocket expenses, was 0.027%.

Transfer Agent Fee

Columbia Management Services, Inc. (formerly Columbia Funds Services, Inc.) (the "Transfer Agent"), an affiliate of Columbia and a wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a fee, paid monthly, at the annual rate of $15.23 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to third parties for services to those accounts. The Transfer Agent may also retain as additional compensation for its services revenues for fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

Prior to November 1, 2005, the Transfer Agent received a fee, paid monthly at the annual rate of $28.00 per open account and was reimbursed for certain out-of-pocket expenses. For the period September 1, 2005 through October 31, 2005, the Transfer Agent voluntarily waived fees of $45,994 for the Fund.

For the year ended November 30, 2005, the Fund's effective transfer agent fee rate, inclusive of out-of-pocket expenses, was 0.21%.

Underwriting Discounts, Service and Distribution Fees

Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia and a wholly owned subsidiary of BOA, is the principal underwriter of the Fund. On August 22, 2005, Columbia Funds Distributor, Inc. was renamed Columbia Management Distributors, Inc. For the year ended November 30, 2005, the Distributor has retained net underwriting

15

November 30, 2005  Columbia Utilities Fund

discounts of $7,991 on sales of the Fund's Class A shares and received net CDSC fees of $243, $88,884 and $180 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a Rule 12b-1 plan (the "Plan") which allows the payment of a monthly service fee to the Distributor equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares. The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the distribution fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees

All officers of the Fund, with the exception of the Fund's Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended November 30, 2005, the Fund paid $1,910 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Note 5. Portfolio Information

For the year ended November 30, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $54,828,155 and $150,551,668, respectively.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations.

For the year ended November 30, 2005, the Fund did not borrow under this arrangement.

Note 7. Disclosure of Significant Risks and Contingencies

Industry Focus

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC

16

November 30, 2005  Columbia Utilities Fund

Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce certain Columbia Funds (including the former Nations Funds) and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Funds' independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the Funds or its shareholders cannot currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL").

The derivative cases purportedly brought on behalf of the Columbia Funds in the MDL have been consolidated under the lead case. The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, the removal of the trustees of the Columbia Funds, removal of the Columbia Group, disgorgement of all management fees and monetary damages.

On March 21, 2005 purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered

17

November 30, 2005  Columbia Utilities Fund

that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005.

For the year ended November 30, 2005, Columbia has assumed $8,369 of legal, consulting services and Trustees' fees incurred by the fund in connection with these matters.

18

FINANCIAL HIGHLIGHTS

  Columbia Utilities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended November 30,
Class A Shares	2005		2004	2003		2002		2001
Net Asset Value, Beginning of Period	$12.38		$9.97	$9.46		$18.75		$25.49
Income from Investment Operations:
Net investment income (a)	0.33		0.25	0.23		0.26		0.29
Net realized and unrealized gain (loss) on investments and foreign currency	1.39		2.41	0.48		(7.04)		(1.74)
Total from Investment Operations	1.72		2.66	0.71		(6.78)		(1.45)
Less Distributions Declared to Shareholders:
From net investment income	(0.29)		(0.25)	(0.20)		(0.30)		(0.38)
From net realized gains	—		—	—		(2.21)		(4.91)
Total Distributions Declared to Shareholders	(0.29)		(0.25)	(0.20)		(2.51)		(5.29)
Net Asset Value, End of Period	$13.81		$12.38	$9.97		$9.46		$18.75
Total return (b)	14.00	%(c)	27.05%	7.65%		(41.18)%		(7.25)%
Ratios to Average Net Assets/Supplemental Data:
Operating expenses (d)	1.19%		1.25%	1.41%		1.30%		1.19%
Interest expense	—		—	—	%(e)	—	%(e)	—
Expenses (d)	1.19%		1.25%	1.41%		1.30%		1.19%
Net investment income (d)	2.49%		2.29%	2.45%		2.03%		1.44%
Waiver/reimbursement	0.01%		—	—		—		—
Portfolio turnover rate	16%		31%	75%		61%		60%
Net assets, end of period (000's)	$302,852		$316,809	$304,413		$346,352		$680,675

(a)  Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the Transfer Agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

19

  Columbia Utilities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended November 30,
Class B Shares	2005		2004	2003		2002		2001
Net Asset Value, Beginning of Period	$12.36		$9.96	$9.46		$18.73		$25.45
Income from Investment Operations:
Net investment income (a)	0.23		0.17	0.16		0.17		0.14
Net realized and unrealized gain (loss) on investments and foreign currency	1.39		2.40	0.48		(7.05)		(1.73)
Total from Investment Operations	1.62		2.57	0.64		(6.88)		(1.59)
Less Distributions Declared to Shareholders:
From net investment income	(0.19)		(0.17)	(0.14)		(0.18)		(0.22)
From net realized gains	—		—	—		(2.21)		(4.91)
Total Distributions Declared to Shareholders	(0.19)		(0.17)	(0.14)		(2.39)		(5.13)
Net Asset Value, End of Period	$13.79		$12.36	$9.96		$9.46		$18.73
Total return (b)	13.18	%(c)	26.03%	6.84%		(41.63)%		(7.90)%
Ratios to Average Net Assets/Supplemental Data:
Operating expenses (d)	1.94%		2.00%	2.16%		2.05%		1.94%
Interest expense	—		—	—	%(e)	—	%(e)	—
Expenses (d)	1.94%		2.00%	2.16%		2.05%		1.94%
Net investment income (d)	1.74%		1.54%	1.70%		1.28%		0.69%
Waiver/reimbursement	0.01%		—	—		—		—
Portfolio turnover rate	16%		31%	75%		61%		60%
Net assets, end of period (000's)	$49,650		$57,473	$67,530		$87,051		$265,004

(a)  Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the Transfer Agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

20

  Columbia Utilities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended November 30,
Class C Shares	2005		2004	2003		2002		2001
Net Asset Value, Beginning of Period	$12.37		$9.96	$9.47		$18.74		$25.44
Income from Investment Operations:
Net investment income (a)	0.23		0.17	0.16		0.17		0.14
Net realized and unrealized gain (loss) on investments and foreign currency	1.39		2.41	0.47		(7.05)		(1.71)
Total from Investment Operations	1.62		2.58	0.63		(6.88)		(1.57)
Less Distributions Declared to Shareholders:
From net investment income	(0.19)		(0.17)	(0.14)		(0.18)		(0.22)
From net realized gains	—		—	—		(2.21)		(4.91)
Total Distributions Declared to Shareholders	(0.19)		(0.17)	(0.14)		(2.39)		(5.13)
Net Asset Value, End of Period	$13.80		$12.37	$9.96		$9.47		$18.74
Total return (b)	13.17	%(c)	26.13%	6.73%		(41.61)%		(7.81)%
Ratios to Average Net Assets/Supplemental Data:
Operating expenses (d)	1.94%		2.00%	2.16%		2.05%		1.94%
Interest expense	—		—	—	%(e)	—	%(e)	—
Expenses (d)	1.94%		2.00%	2.16%		2.05%		1.94%
Net investment income (d)	1.74%		1.54%	1.70%		1.28%		0.69%
Waiver/reimbursement	0.01%		—	—		—		—
Portfolio turnover rate	16%		31%	75%		61%		60%
Net assets, end of period (000's)	$6,406		$6,674	$6,712		$7,501		$11,558

(a)  Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the Transfer Agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

21

  Columbia Utilities Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended November 30,
Class Z Shares	2005		2004	2003		2002		2001
Net Asset Value, Beginning of Period	$12.36		$9.95	$9.44		$18.74		$25.49
Income from Investment Operations:
Net investment income (a)	0.36		0.28	0.25		0.28		0.36
Net realized and unrealized gain (loss) on investments and foreign currency	1.39		2.41	0.48		(7.03)		(1.77)
Total from Investment Operations	1.75		2.69	0.73		(6.75)		(1.41)
Less Distributions Declared to Shareholders:
From net investment income	(0.32)		(0.28)	(0.22)		(0.34)		(0.43)
From net realized gains	—		—	—		(2.21)		(4.91)
Total Distributions Declared to Shareholders	(0.32)		(0.28)	(0.22)		(2.55)		(5.34)
Net Asset Value, End of Period	$13.79		$12.36	$9.95		$9.44		$18.74
Total return (b)	14.30	%(c)	27.42%	7.90%		(41.09)%		(7.06)%
Ratios to Average Net Assets/Supplemental Data:
Operating expenses (d)	0.94%		1.00%	1.16%		1.05%		0.94%
Interest expense	—		—	—	%(e)	—	%(e)	—
Expenses (d)	0.94%		1.00%	1.16%		1.05%		0.94%
Net investment income (d)	2.74%		2.54%	2.70%		2.28%		1.69%
Waiver/reimbursement	0.01%		—	—		—		—
Portfolio turnover rate	16%		31%	75%		61%		60%
Net assets, end of period (000's)	$32,812		$29,981	$26,237		$28,565		$32

(a)  Per share data was calculated using average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the Transfer Agent not waived or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(e)  Rounds to less than 0.01%.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Columbia Utilities Fund

To the Trustees of Columbia Funds Trust IV and the Shareholders of Columbia Utilities Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Utilities Fund (the "Fund") (a series of Columbia Funds Trust IV) at November 30, 2005 and the results of its operations, the changes in its net assets and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 24, 2006

23

UNAUDITED INFORMATION

Columbia Utilities Fund

Federal Income Tax Information

100% of the ordinary income distributed by the Fund, for the year ended November 30, 2005, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 100%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period December 1, 2004 to November 30, 2005 may represent qualified dividend income. Final information will be provided in your 2005 1099-Div Form.

24

TRUSTEES

Columbia Utilities Fund

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and age, Position with funds, Year first elected or appointed to office[1]	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held
Disinterested Trustees

Douglas A. Hacker (age 50) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Executive Vice President-Strategy of United Airlines (airline) since December, 2002 (formerly President of UAL Loyalty Services (airline) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001; Senior Vice President-Finance from March, 1993 to July, 1999). Oversees 86, Nash Finch Company (food distributor)

Janet Langford Kelly (age 48) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) since March, 2005; Adjunct Professor of Law, Northwestern University, since September, 2004 (formerly Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003; Senior Vice President, Secretary and General Counsel, Sara Lee Corporation (branded, packaged, consumer-products manufacturer) from January, 1995 to September, 1999). Oversees 86, None

Richard W. Lowry (age 69) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer)). Oversees 89[3], None

Charles R. Nelson (age 62) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993 (formerly Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003); Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; consultant on econometric and statistical matters. Oversees 86, None

John J. Neuhauser (age 63) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	Academic Vice President and Dean of Faculties since August, 1999, Boston College (formerly Dean Boston College School of Management from September, 1977 to August, 1999). Oversees 89[3], Saucony, Inc. (athletic footwear)

Patrick J. Simpson (age 61) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 86, None

25

Columbia Utilities Fund

Name, address and age, Position with funds, Year first elected or appointed to office[1]	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held
Disinterested Trustees

Thomas E. Stitzel (age 69) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999 (formerly Professor of Finance from 1975 to 1999, College of Business, Boise State University); Chartered Financial Analyst. Oversees 86, None

Thomas C. Theobald (age 68) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board[4] (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004 (formerly Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004). Oversees 86, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services) and Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (age 60) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 86, Chairman of the Board of Directors, Enesco Group, Inc. (designer, importer and distributor of giftware and collectibles)

Richard L. Woolworth (age 64) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1991)	Retired since December, 2003 (formerly Chairman and Chief Executive Officer, The Regence Group (regional health insurer); Chairman and Chief Executive Officer, BlueCross BlueShield of Oregon; Certified Public Accountant, Arthur Young & Company). Oversees 86, Northwest Natural Gas Co. (natural gas service provider)

Interested Trustee

William E. Mayer[2] (age 65) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999 (formerly Partner, Development Capital LLC from November, 1996 to February, 1999). Oversees 89[3], Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing); OPENFIELD Solutions (retail industry technology provider)

1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

3  Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the Liberty All-Star Funds, currently consisting of 3 funds, which are advised by an affiliate of the Advisor.

4  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

The Statement of Additional Information Includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

26

OFFICERS

Columbia Utilities Fund

Name, address and age, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years
Christopher L. Wilson (age 48) One Financial Center Boston, MA 02111 President (since 2004)	Head of Mutual Funds since August, 2004 and Managing Director of the Advisor since September; President of the Columbia Funds, Liberty Funds and Stein Roe Funds since October, 2004; President and Chief Executive Officer of the Nations Funds since January, 2005; President of the Galaxy Funds since April, 2005; Director of Bank of America Global Liquidity Funds, plc since May, 2005; Director of Banc of America Capital Management (Ireland), Limited since May, 2005; Director of FIM Funding, Inc. since January, 2005; Senior Vice President of Columbia Management Distributors, Inc. since January, 2005; Director of Columbia Management Services, Inc. since January, 2005 (formerly Senior Vice President of Columbia Management from January, 2005 to August, 2005; Senior Vice President of BACAP Distributors LLC from January, 2005 to July, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. from September, 1998 to August, 2004).

J. Kevin Connaughton (age 41) One Financial Center Boston, MA 02111 Treasurer (since 2000)	Treasurer of the Columbia Funds since October, 2003 and of the Liberty Funds, Stein Roe Funds and All-Star Funds since December, 2000; Managing Director of the Advisor since September, 2005 (formerly Vice President of Columbia Management from April, 2003 to August, 2005; President of the Columbia Funds, Liberty Funds and Stein Roe Funds from February, 2004 to October, 2004; Chief Accounting Officer and Controller of the Liberty Funds and All-Star Funds from February, 1998 to October, 2000); Treasurer of the Galaxy Funds from September, 2002 to November, 2005 (formerly Treasurer from December, 2002 to December, 2004 and President from February, 2004 to December, 2004 of the Columbia Management Multi-Strategy Hedge Fund, LLC; Vice President of Colonial Management Associates, Inc. from February, 1998 to October, 2000).

Mary Joan Hoene (age 56) 100 Federal Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2004)	Senior Vice President and Chief Compliance Officer of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds since August, 2004; Chief Compliance Officer of the Columbia Management Multi-Strategy Hedge Fund, LLC since August, 2004; Chief Compliance Officer of the BACAP Alternative Multi-Strategy Hedge Fund LLC since October, 2004 (formerly Partner, Carter, Ledyard & Milburn LLP from January, 2001 to August, 2004; Counsel, Carter, Ledyard & Milburn LLP from November, 1999 to December, 2000; Vice President and Counsel, Equitable Life Assurance Society of the United States from April, 1998 to November, 1999).

Michael G. Clarke (age 35) One Financial Center Boston, MA 02111 Chief Accounting Officer (since 2004)	Chief Accounting Officer of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds since October, 2004; Managing Director of the Advisor since September, 2005 (formerly Controller of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds from May, 2004 to October, 2004; Assistant Treasurer from June, 2002 to May, 2004; Vice President, Product Strategy & Development of the Liberty Funds and Stein Roe Funds from February, 2001 to June, 2002; Assistant Treasurer of the Liberty Funds, Stein Roe Funds and the All-Star Funds from August, 1999 to February, 2001; Audit Manager, Deloitte & Touche LLP from May, 1997 to August, 1999).

Jeffrey R. Coleman (age 36) One Financial Center Boston, MA 02111 Controller (since 2004)	Controller of the Columbia Funds, Liberty Funds, Stein Roe Funds and All-Star Funds since October, 2004 (formerly Vice President of CDC IXIS Asset Management Services, Inc. and Deputy Treasurer of the CDC Nvest Funds and Loomis Sayles Funds from February, 2003 to September, 2004; Assistant Vice President of CDC IXIS Asset Management Services, Inc. and Assistant Treasurer of the CDC Nvest Funds from August, 2000 to February, 2003; Tax Manager of PFPC, Inc. from November, 1996 to August, 2000).

R. Scott Henderson (age 46) One Financial Center Boston, MA 02111 Secretary (since 2004)	Secretary of the Columbia Funds, Liberty Funds and Stein Roe Funds since December, 2004 (formerly Of Counsel, Bingham McCutchen from April, 2001 to September, 2004; Executive Director and General Counsel, Massachusetts Pension Reserves Investment Management Board from September, 1997 to March, 2001).

27

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

  Columbia Utilities Fund

The Advisory Fees and Expenses Committee of the Board of Trustees meets one or more times annually, usually in late summer, to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees or directors (each a "fund") and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with the heads of each investment area within Columbia. The Trustees also meet with selected fund portfolio managers at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia, the funds' investment adviser, believe to be reasonably necessary for the Trustees to evaluate the Agreements and determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) sales and redemption data, (iv) information about the profitability of the Agreements to Columbia, and potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (v) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (vi) Columbia's financial results and financial condition, (vii) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (viii) the allocation of the funds' brokerage, if any, including allocations to brokers affiliated with Columbia and the use of "soft" commission dollars to pay fund expenses and to pay for research products and services, (ix) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) Columbia's response to various legal and regulatory proceedings since 2003 and (xi) the economic outlook generally and for the mutual fund industry in particular. In addition, the Trustees confer with their independent fee consultant and review materials relating to the Agreements that the independent fee consultant provides. Throughout the process, the Trustees have the opportunity to ask questions of and request additional materials from Columbia and to consult independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2005 meeting, following meetings of the Advisory Fees and Expenses Committee held in August, September, and October, 2005. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability, including its resources, compensation programs for personnel involved in fund management, reputation and other attributes, to attract and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing for a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the

28

  Columbia Utilities Fund

nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third party that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher expenses.

In the case of each fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing as expected, given market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; (v) that the fund's advisory fee had recently been, or was proposed to be, reduced, with the goal of helping the fund's net return to shareholders become more competitive; and (vi) that other fund expenses, such as transfer agency or fund accounting fees, have recently been reduced, with the goal of helping the fund's net return to shareholders become more competitive.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreements.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided both by management and by an independent third party) of the funds' advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by Columbia to comparable accounts. In considering the fees charged to comparable accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual funds and distribute mutual fund shares. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered reductions in advisory fee rates, implementation of advisory fee breakpoints, institution of advisory fee waivers, and changes to expense caps, which benefited a number of the funds. Furthermore, the Trustees considered the projected impact on expenses resulting from the overall cost reductions that management anticipated would result from the shift to a common group of service providers for transfer agency, fund accounting and custody services for mutual funds advised by Bank of America affiliates. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the performance of the funds, the services provided to the funds and management's view as to why it was appropriate that some funds bear advisory fees or total expenses greater than their peer group medians.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to

29

  Columbia Utilities Fund

the profitability to Columbia and its affiliates of their relationships with the funds, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense levels of the funds, and whether Columbia had implemented breakpoints and/or expense caps with respect to the funds.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each of the funds were fair and reasonable, and that the costs of the advisory services generally, and the related profitability to Columbia and its affiliates of their relationships with the funds, supported the continuation of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by Columbia to each fund and whether those economies were shared with the fund through breakpoints in the investment advisory fees or other means, such as expense waivers. The Trustees noted that many of the funds benefited from breakpoints, expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

•  the extent to which each fund had operated in accordance with its investment objective and its record of compliance with its investment restrictions, and the compliance programs of the funds and Columbia. They also considered the compliance-related resources that Columbia and its affiliates were providing to the funds.

•  the nature, quality, cost and extent of administrative and shareholder services performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services.

•  so-called "fall-out benefits" to Columbia, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest.

•  the draft report provided by the independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2006.

30

SUMMARY OF MANAGEMENT FEE EVALUATION
BY INDEPENDENT FEE CONSULTANT

  Columbia Utilities Fund

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance
between the Office of
Attorney General of New York State and
Columbia Management Advisors, Inc. and
Columbia Funds Distributor, Inc.

October 11, 2005

I. Overview

Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributors, Inc. ("CFD") (CFD together with CMA referred to herein as Columbia Management Group or "CMG1"), entered into an agreement with the New York Attorney General's Office in the form of an Assurance of Discontinuance (the "AOD"). The AOD stipulated that CMA would be permitted to manage or advise the Columbia Funds only if the Independent Members (as such term is defined in the AOD) of the Columbia Funds' Board of Trustees/Directors (collectively the "Trustees") appointed a Senior Officer or an Independent Fee Consultant ("IFC") who, among other things, is to manage the process by which management fees are negotiated. On May 15, 2005, the Independent Members of the Board appointed me as the IFC for the Columbia Funds. This report is the annual written evaluation of the Columbia Funds for 2005 that I have prepared in my capacity as IFC, as required by the AOD.

A. Duties of the Independent Fee Consultant

As part of the AOD, the Independent Members of the Columbia Funds' Board of Trustees/Directors agreed to retain an independent fee consultant who was to participate in the management fee negotiation process. The IFC is charged with "... duties and responsibilities [that] include managing the process by which proposed management fees (including, but not limited to, advisory fees) to be charged the Columbia Fund[s] are negotiated so that they are negotiated in a manner which is at arms length and reasonable and consistent with this Assurance of Discontinuance." However, the IFC does not replace the Trustees in their role of negotiating management and other fees with CMG and its affiliates. In particular, the AOD states that "Columbia Advisors may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees of the Columbia Fund using ... an annual independent written evaluation prepared by or under the direction of the ... Independent Fee Consultant...." This report, pursuant to the AOD, constitutes the "annual independent written evaluation prepared by or under the direction of the... Independent Fee Consultant."

The AOD requires the IFC report to consider at least the following:

a)  Management fees (including any components thereof) charged by other mutual fund companies for like services;

b)  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

c)  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit;

d)  Profit margins of CMA and its affiliates from supplying such services;

e)  Possible economies of scale as the CMA fund grows larger; and

f)  The nature and quality of CMA services, including Columbia Funds' performance.

This report is designed to assist the Board in evaluating the 2005 contract renewal for Columbia Funds. In addition, this report points out areas where the Board may deem additional information and analysis to be appropriate over time.

B. Sources of Information Used in My Evaluation

I have requested data from CMG and various third party industry data sources or independent research companies that work in the mutual fund arena. The following list generally describes the types of information I requested.

1.  I collected data on performance, management fees, and expense ratios of both Columbia Funds and

1  Prior to the date of this report, CMA merged into an affiliated entity, Banc of America Capital Management, LLC ("BACAP"), and BACAP then changed its name to Columbia Management Advisors, LLC which carries on the business of CMA, and CFD changed its name to Columbia Management Distributors, Inc.

31

  Columbia Utilities Fund

comparable non-Columbia Funds. The sources of this information were CMG, Lipper Inc. ("Lipper") and Morningstar Inc. ("Morningstar"). While Lipper and Morningstar each selected a different group of peer funds it deemed appropriate against which to measure the relative performance and fees of Columbia Funds, I conducted an independent review of the appropriateness of each peer group.

2.  I reviewed data on CMG's expense and profitability that I obtained from CMA directly.

3.  I have reviewed data on the organizational structure of CMG in general.

4.  I collected information on profitability from Strategic Insight Mutual Fund Research and Consulting, LLC ("Strategic Insight"). I used this third-party independent research as an additional method to gauge the accuracy of the data collected in (2) above.

5.  I conducted interviews with various CMG staff, including members of the senior management team, legal staff, heads of affiliates, portfolio managers, and financial personnel.

6.  I reviewed current 2005 Section 15(c) material provided to the Board and material presented to the Board in the 2004 fee and performance evaluation.

7.  I have reviewed various academic research papers, industry publications, and other available literature dealing with mutual fund operations, profitability, and other issues. In addition, I have reviewed SEC releases and studies of mutual fund expenses.

8.  I have reviewed documents pertaining to recent mutual fund litigation in general and publicly available information about litigation where CMG has been involved.

In addition, I have engaged NERA Economic Consulting ("NERA") and independent consultant Dr. John Rea to assist me in data management and analysis. Both NERA and Dr. Rea have extensive experience in the mutual fund industry through consulting, government positions, or industry trade groups that provide unique insights and special knowledge pertaining to my independent analysis of fees, performance, and profitability. I have also retained Shearman & Sterling LLP as outside counsel to advise me in connection with my review.

C. Qualifications and Independence

I am the Walter H. Carpenter Chair and Professor of Finance at Babson College. Before this I was the Chief Economist of the U.S. Securities and Exchange Commission. I have no material relationship with Bank of America or CMG aside from acting as IFC, and am aware of no relationship with any of their affiliates. [Resume omitted]

II. EVALUATION OF THE GENERAL PROCESS USED TO NEGOTIATE THE ADVISORY CONTRACT

A. General Considerations

My analysis considered all factors and information I reviewed on the finances and operations of Columbia Funds. I gave each factor an appropriate weight in my overall findings, and no single factor was in itself the sole criterion for a finding or conclusion. My objective was to assess all of the information provided and conduct a robust evaluation of Columbia Funds' operations, fees, and performance.

My analysis and thought processes will and, I believe, should, differ in certain ways from the processes used by Trustees in their evaluation of the management agreements. In particular, because of my technical and quantitative background, I may use techniques and data that Trustees have not previously felt would be useful. I view this supplemental analysis as appropriate because my role is to assist Trustees in their decisions, and to the extent that I bring new ideas or analysis to the evaluation, I believe this improves the process by which management fees for the Columbia Funds may be negotiated in accordance with the AOD.

Finally, as part of my role as IFC, I have, from time to time, sent to Trustees additional papers and reports produced by third parties that I felt had bearing on the fee negotiation process. I viewed these materials as educational in nature and felt they would aid Trustees in placing their work in context.

B. CMG Management Interviews

As a starting point of my analysis, I have met with members of CMG staff to gain an understanding of the organizational structure and personnel involved in running the Columbia fund family.

I have had general discussions and have received information about the management structure of CMG.

32

  Columbia Utilities Fund

My conversations with management have been informative. In addition, I have participated in Board meetings where Trustees and management have discussed issues relating to management agreements and performance of Columbia Funds. When I felt it was 6 appropriate, I added my opinions on particular matters, such as fund performance or fee levels, to the discussion.

C. Trustees' Fee and Performance Evaluation Process

After making initial requests for information, members of the Trustees of the Columbia Funds met in advance of the October Section 15(c) contract approval meeting to review certain fee, performance and other data for the Columbia Funds and to ask questions and make requests of management. Trustees have developed a process to evaluate the fee and expense levels and performance of Columbia Funds. This process is used to highlight those funds that have been performing poorly, may have had higher management fees or expense ratios, or both.

The process involves providing instructions to Lipper to prepare specific data analyses tailored to the Trustees review framework. These instructions include highlighting funds that hit one or more fee performance "screens." The six screens the Trustees use are as follows:

a.  5th Lipper quintile in actual management fee;

b.  5th Lipper quintile in total expense ratio;

c.  Three or more 5th Lipper quintile rankings in the 1-, 3-, 5- or 10-year performance rankings;

d.  Sum of the Lipper Quintile Rank (1-year performance) and the Lipper Quintile Rank (actual management fee) totals a number equal to or higher than 8;

e.  Sum of the Lipper Quintile Rank (1-year performance) and the Lipper Quintile Rank (total expense ratio) totals a number equal to or higher than 8; and

f.  Sum of the Lipper Quintile Rank (3-year performance) and the Lipper Quintile Rank (total expense ratio) totals a number equal to or higher than 8.

If a fund hits one or more of these screens, it is highlighted for additional review by the Trustees. This method is only used as an aid for Trustees to highlight funds and is not the sole test of whether the Board will determine to take particular actions concerning fees or performance. Funds that have not been flagged by this screen also may be singled out for fee and performance reasons, and the Trustees may determine not to take action with respect to the fees or performance of funds that have been flagged by the screen. These screens contribute to the basis for discussions on Trustees' views on the Columbia Funds.

III. FINDINGS

My findings based on my work as IFC are as follows:

1.  The Trustees have the relevant information necessary to form an opinion on the reasonableness of fees and evaluate the performance of the Columbia Funds. The process the Trustees used in preparing to reach their determination has been open and informative. In my view, the 2005 process by which the management fees of the Columbia Funds have been negotiated thus far has been, to the extent practicable, at arm's length and reasonable and consistent with the AOD.

2.  Columbia Funds demonstrated a range of performance relative to their peers. I find that across the fund complex, 54.26 percent of Columbia Funds have performance higher than the median of their respective Lipper performance universe, and 42.55 percent of Columbia Funds have performance higher than the median of their respective Lipper performance group. In addition, Lipper performance universe and group comparison showed that Columbia Funds were distributed roughly evenly across these quintiles. The Trustees have worked with management to address issues of funds that have demonstrated consistent or significant underperformance.

3.  Columbia Funds demonstrate a range of management fees and expense ratios relative to their peers. I find that across the fund complex, 58.51 percent of Columbia Funds have expenses below the median of their Lipper expense universe, and 53.19 percent of Columbia Funds have expenses below the median of their Lipper expense group. In addition, Lipper expense universe and group comparisons show that Columbia Funds are distributed roughly evenly across these quintiles. The Trustees have taken steps to limit shareholder expenses for certain funds having management fees significantly above their peers, often though the use of fee waivers to which CMG has agreed.

33

  Columbia Utilities Fund

Consolidation of various funds and fund families managed by CMG has resulted in substantial savings in non-advisory expenses.

4.  Profitability to CMG of the individual funds ranges widely, but the overall profitability to CMG of its relationship with the Columbia Funds appears to fall within a reasonable range. The method of cost allocation to funds is addressed in the material provided by CMG to the Trustees, but additional information may be necessary to make a judgment on fund level profitability. My review of profitability and cost allocation is ongoing, and I plan to continue to develop my views with regard to fund level profitability.

5.  Columbia Funds have instituted fee schedules with breakpoints designed to enable investors to benefit from fund economies of scale, although 71% of the funds have not yet reached their first breakpoint. My analysis of the appropriateness of the breakpoint levels, which I expect will take into account the cost and profitability of the individual funds, is ongoing.

My work is ongoing and my views may develop over time in light of new information and analysis.

Respectfully submitted,
Erik R. Sirri

34

COLUMBIA FUNDS

  Columbia Utilities Fund

Growth funds	Columbia Acorn Fund

Columbia Acorn Select

Columbia Acorn USA

Columbia Growth Stock Fund

Columbia Large Cap Growth Fund

Columbia Marsico 21st Century Fund

Columbia Marsico Focused Equities Fund

Columbia Marsico Growth Fund

Columbia Marsico Mid Cap Growth Fund

Columbia Mid Cap Growth Fund

Columbia Small Cap Growth Fund I

Columbia Small Cap Growth Fund II

Columbia Small Company Equity Fund

Columbia Tax-Managed Growth Fund

Core funds	Columbia Common Stock Fund

Columbia Large Cap Core Fund

Columbia Small Cap Core Fund

Columbia Young Investor Fund

Value funds	Columbia Disciplined Value Fund

Columbia Dividend Income Fund

Columbia Large Cap Value Fund

Columbia Mid Cap Value Fund

Columbia Small Cap Value Fund I

Columbia Small Cap Value Fund II

Columbia Strategic Investor

Asset Allocation/Hybrid funds	Columbia Asset Allocation Fund

Columbia Asset Allocation Fund II

Columbia Balanced Fund

Columbia Liberty Fund

Columbia LifeGoalTM Balanced Growth Portfolio

Columbia LifeGoalTM Growth Portfolio

Columbia LifeGoalTM Income Portfolio

Columbia LifeGoalTM Income and Growth Portfolio

Columbia Thermostat Fund

Index funds	Columbia Large Cap Enhanced Core Fund

Columbia Large Cap Index Fund

Columbia Mid Cap Index Fund

Columbia Small Cap Index Fund

Specialty funds	Columbia Convertible Securities Fund

Columbia Real Estate Equity Fund

Columbia Technology Fund

Columbia Utilities Fund

Global/International funds	Columbia Acorn International

Columbia Acorn International Select

Columbia Global Value Fund

Columbia Greater China Fund

Columbia International Stock Fund

Columbia International Value Fund

Columbia Marsico International Opportunities Fund

Columbia Multi-Advisor International Equity Fund

Columbia World Equity Fund

35

  Columbia Utilities Fund

Taxable Bond funds	Columbia Conservative High Yield Fund

Columbia Core Bond Fund

Columbia Federal Securities Fund

Columbia High Income Fund

Columbia High Yield Opportunity Fund

Columbia Income Fund

Columbia Intermediate Bond Fund

Columbia Intermediate Core Bond Fund

Columbia Short Term Bond Fund

Columbia Strategic Income Fund

Columbia Total Return Bond

Columbia U.S. Treasury Index Fund

Tax-Exempt Bond funds	Columbia California Tax-Exempt Fund

Columbia California Intermediate Municipal Bond Fund

Columbia Connecticut Tax-Exempt Fund

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia Florida Intermediate Municipal Bond Fund

Columbia Georgia Intermediate Municipal Bond Fund

Columbia High Yield Municipal Fund

Columbia Intermediate Municipal Bond Fund

Columbia Massachusetts Intermediate Municipal Bond Fund

Columbia Massachusetts Tax-Exempt Fund

Columbia Maryland Intermediate Municipal Bond Fund

Columbia Municipal Income Fund

Columbia North Carolina Intermediate Municipal Bond Fund

Columbia New York Tax-Exempt Fund

Columbia New Jersey Intermediate Municipal Bond Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Rhode Island Intermediate Municipal Bond Fund

Columbia South Carolina Intermediate Municipal Bond Fund

Columbia Short Term Municipal Bond Fund

Columbia Tax-Exempt Fund

Columbia Tax-Exempt Insured Fund

Columbia Texas Intermediate Municipal Bond Fund

Columbia Virginia Intermediate Municipal Bond Fund

Money Market funds	Columbia Cash Reserves

Columbia California Tax-Exempt Reserves

Columbia Connecticut Municipal Reserves

Columbia Government Reserves

Columbia Government Plus Reserves

Columbia Massachusetts Municipal Reserves

Columbia Money Market Reserves

Columbia Municipal Reserves

Columbia New York Tax-Exempt Reserves

Columbia Prime Reserves

Columbia Tax-Exempt Reserves

Columbia Treasury Reserves

For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Management Advisors, Inc. and Banc of America Capital Management, LLC, both SEC registered investment advisors and wholly owned subsidiaries of Bank of America, N.A., merged on September 30, 2005. At that time, the newly combined advisor changed its name to Columbia Management Advisors, LLC ("CMA"). CMA will continue to operate as a SEC-registered investment advisor, wholly owned subsidiary of Bank of America, N.A. and part of Columbia Management.

36

IMPORTANT INFORMATION ABOUT THIS REPORT

  Columbia Utilities Fund

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800-345-6611

Distributor

Columbia Management Distributors, Inc.
One Financial Center
Boston MA 02111

Investment Advisor

Columbia Management Advisors, LLC 100 Federal Street
Boston MA 02110

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
125 High Street
Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Utilities Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to its portfolio securities and a copy of the fund's voting record is available (i) on the fund's website, www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Management Advisors, Inc. and Banc of America Capital Management, LLC, both SEC registered investment advisors and wholly owned subsidiaries of Bank of America, N.A., merged on September 30, 2005. At that time, the newly combined advisor changed its name to Columbia Management Advisors, LLC ("CMA"). CMA will continue to operate as a SEC-registered investment advisor, wholly owned subsidiary of Bank of America, N.A. and part of Columbia Management.

37

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e-mail message when your shareholder report becomes available online. If your fund account is registered with Columbia Funds, you can sign up quickly and easily on our website at www.columbiafunds.com.

Please note — if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

Columbia Utilities Fund   Annual Report, November 30, 2005

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

SHC-92695-1105 (01/06) 05/9111

Item 2. Code of Ethics.

(a)   The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)   During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)   During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, Thomas E. Stitzel, Anne-Lee Verville and Richard L. Woolworth, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Stitzel, Ms. Verville and Mr. Woolworth are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions and collectively constitute the entire Audit Committee.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the two series of the registrant whose report to stockholders is included in this annual filing.

(a) Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended November 30, 2005 and November 30, 2004 are approximately as follows:

2005	2004
$57,700	$53,100

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Aggregate Audit-Related Fees billed by the principal accountant for professional services rendered during the fiscal years ended November 30, 2005 and November 30, 2004 are approximately as follows:

2005	2004
$8,300	$7,400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2005 and 2004, Audit-Related Fees include certain agreed-upon procedures performed for semi-annual shareholder reports.  In fiscal year 2005 Audit-Related Fees also include certain agreed-upon procedures related to the review of the registrant’s anti-money laundering program.

(c) Aggregate Tax Fees billed by the principal accountant for professional services rendered during the fiscal years ended November 30, 2005 and November 30, 2004 are approximately as follows:

2005	2004
$7,600	$7,400

Tax Fees in both fiscal years 2005 and 2004 consist primarily of the review of annual tax returns and the review of calculations of required shareholder distributions. Tax fees include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

(d) Aggregate All Other Fees billed by the principal accountant for professional services rendered during the fiscal years ended November 30, 2005 and November 30, 2004 are approximately as follows:

2005	2004
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

I. General Overview

The Audit Committee of the registrant has adopted a formal policy (the “Policy”) which sets forth the procedures and the conditions pursuant to which the Audit Committee will pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant’s independent auditor to the registrant and individual funds (collectively “Fund Services”), and (ii) all non-audit services provided by the registrant’s independent auditor to the funds’ adviser or a control affiliate of the adviser, that relate directly to the funds’ operations and financial reporting (collectively “Fund-related Adviser Services”).  A “control affiliate” is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term “adviser” is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser.  The adviser and control affiliates are collectively referred to as “Adviser Entities.”

The Audit Committee uses a combination of specific (on a case-by-case basis as potential services are contemplated) and general (pre-determined list of permitted services) pre-approvals.  Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

The Policy does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

II. General Procedures

On an annual basis, the Fund Treasurer and/or Director of Trustee Administration shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to general pre-approval.

These schedules will provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fees for each instance of providing each service.  This general pre-approval and related fees (where provided) will generally cover a one-year period (for example, from June 1 through May 31 of the following year).  The Audit Committee will review and approve the types of services and review the projected fees for the next one-year period and may add to, or subtract from, the list of general pre-approved services from time to time, based on subsequent determinations.  This approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform.  The fee amounts will be updated to the extent necessary at other regularly scheduled meetings of the Audit Committee.

In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to an individual fund.

If, subsequent to general pre-approval, a fund, its investment adviser or a control affiliate determines that it would like to engage the independent auditor to perform a service that requires pre-approval and that is not included in the general pre-approval list, the specific pre-approval procedure shall be as follows:

•      A brief written request shall be prepared by management detailing the proposed engagement with explanation as to why the work is proposed to be performed by the independent auditor;

•      The request should be addressed to the Audit Committee with copies to the Fund Treasurer and/or Director of Trustee Administration;

•      The Fund Treasurer and/or Director of Trustee Administration will arrange for a discussion of the service to be included on the agenda for the next regularly scheduled Audit Committee meeting, when the Committee will discuss the proposed engagement and approve or deny the request.

•      If the timing of the project is critical and the project needs to commence before the next regularly scheduled meeting, the Chairperson of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chairperson’s discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal.  Should the Chairperson of the Audit Committee be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request.  Discussion with the Chairperson (or alternate, if necessary) will be arranged by the Fund Treasurer and/or Director of Trustee Administration.  The independent auditor will not commence any such project unless and until specific approval has been given.

III. Certain Other Services Provided to Adviser Entities

The Audit Committee recognizes that there are cases where services proposed to be provided by the independent auditor to the adviser or control affiliates are not Fund-related Adviser Services within the meaning of the Policy, but nonetheless may be relevant to the Audit Committee’s ongoing evaluation of the auditor’s independence and objectivity with respect to its audit services to the funds.  As a result, in all cases where an Adviser Entity engages the independent auditor to provide audit or non-audit services that are not Fund Services or Fund-related Adviser Services, were not subject to pre-approval by the Audit Committee, and the projected fees for any such engagement (or the aggregate of all such engagements during the period covered by the Policy) exceeds a pre-determined threshold established by the Audit Committee; the independent auditor, Fund Treasurer and/or Director of Trustee Administration will notify the Audit Committee not later than its next meeting.  Such notification shall include a general description of the services provided, the entity that is to be the recipient of such services, the timing of the engagement, the entity’s reasons for selecting the independent auditor, and the projected fees.  Such information will allow the Audit Committee to consider whether non-audit services provided to the adviser and Adviser Entities, which were not subject to Audit Committee pre-approval, are compatible with maintaining the auditor’s independence with respect to the Funds.

IV.           Reporting to the Audit Committee

The Fund Treasurer or Director of Trustee Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including:

•      A general description of the services, and

•      Actual billed and projected fees, and

•      The means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

In addition, the independent auditor shall report to the Audit Committee annually, and no more than 90 days prior to the filing of audit reports with the SEC, all non-audit services provided to entities in the funds’ “investment company complex,” as defined by SEC rules, that did not require pre-approval under the Policy.

V.   Amendments; Annual Approval by Audit Committee

The Policy may be amended from time to time by the Audit Committee.  Prompt notice of any amendments will be provided to the independent auditor, Fund Treasurer and Director of Trustee Administration.  The Policy shall be reviewed and approved at least annually by the Audit Committee.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended November 30, 2005 and November 30, 2004 was zero.

(f) Not applicable.

(g) All non-audit fees billed by the registrant’s accountant for services rendered to the registrant for the fiscal years ended November 30, 2005 and November 30, 2004 are disclosed in (b) through (d) of this Item.

During the fiscal years ended November 30, 2005 and November 30, 2004, there were no Audit-Related Fees or Tax Fees that were approved for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.  During the fiscal years ended November 30, 2005 and November 30, 2004, All Other Fees that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were approximately $95,500 and $93,500, respectively.  For both fiscal years, All Other Fees consist primarily of internal controls reviews of the registrant’s transfer agent.

The percentage of Audit-Related Fees, Tax Fees and All Other Fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the “de minimis” exception during both fiscal years ended November 30, 2005 and November 30, 2004 was zero.

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.  The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

(a)   The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, has concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)   There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Trust IV

By (Signature and Title)	/S/ Christopher L. Wilson
Christopher L. Wilson, President

Date	January 25, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/S/ Christopher L. Wilson
Christopher L. Wilson, President

Date	January 25, 2006

By (Signature and Title)	/S/ J. Kevin Connaughton
J. Kevin Connaughton, Treasurer

Date	January 25, 2006